UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FelCor Lodging Trust Incorporated

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐ Fee paid previously with preliminary materials.

      ☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

545 E. JOHN CARPENTER FREEWAY, SUITE 1300 IRVING, TX 75062 PH: 972-444-4900 F: 972-444-4949 WWW.FELCOR.COM NYSE: FCH

April , 2015

You are cordially invited to attend our Annual Meeting of Stockholders at 10:00 a.m., Dallas, Texas local time, on May 19, 2015. The meeting will be held in our corporate offices, located at 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas.
The following proxy statement tells you about the matters to be addressed, and the procedures for voting, at the meeting.
Your vote is very important. Even if you have only a few shares, we want your shares to be represented. If your shares are held in a brokerage account, your broker may not have discretion to vote on your behalf with respect to non-routine matters, such as electing directors, amending and restating our corporate charter to declassify our Board of Directors and “say-on-pay.” Consequently, you must provide specific voting instructions to your broker in order to vote. Please vote promptly in order to be certain your shares are represented at the meeting.
We look forward to seeing you at the meeting.

Very truly yours,

Thomas J. Corcoran, Jr.	Robert H. Lutz, Jr.
Chairman of the Board of Directors	Lead Independent Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2015
Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials, including this proxy statement and our Annual Report for the year ended December 31, 2014, over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The notice contains instructions on how to access those proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials. This electronic distribution process reduces the environmental impact and lowers the costs of printing and distributing our proxy materials.

545 E. JOHN CARPENTER FREEWAY, SUITE 1300 IRVING, TX 75062 PH: 972-444-4900 F: 972-444-4949 WWW.FELCOR.COM NYSE: FCH
JONATHAN H. YELLEN
EXECUTIVE VICE PRESIDENT
GENERAL COUNSEL AND SECRETARY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April , 2015

Notice is hereby given that the Annual Meeting of Stockholders of FelCor Lodging Trust Incorporated will be held on Tuesday, May 19, 2015 at 10:00 a.m., Dallas, Texas local time, at our headquarters, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas.
The following matters are to be presented for action by our stockholders at that time:

1.	Elect three Class III directors, each for a three-year term;

2.	Amend and restate our corporate charter to eliminate the provision that classifies our directors (which will permit annual election of all directors);

3.	Advisory vote on our 2014 executive compensation;

4.	Ratify appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015; and

5.	Any other business that may be properly raised at the meeting.

All common stockholders of record on March 27, 2015 may vote at the meeting on the foregoing matters.

The Notice of Internet Availability of Proxy Materials or this notice and the accompanying proxy statement, as well as our Annual Report, were first mailed to our stockholders on or about April , 2015.

Proxy Statement
FelCor Lodging Trust Incorporated
Annual Meeting of Stockholders
May 19, 2015

This proxy statement is furnished in connection with soliciting proxies by our Board of Directors, or our Board, to be voted at the annual meeting of our stockholders being held on May 19, 2015, and at any adjournment of the meeting. We are first mailing the Notice of Internet Availability of Proxy Materials or the proxy statement, accompanying proxy card, notice of meeting and Annual Report to our stockholders on or about April  , 2015.
BUSINESS TO BE CONDUCTED AT THE MEETING
Proposal 1 - Election of Directors
Our Board, comprising 10 directors, is divided into three classes of directors who serve staggered three-year terms following election. The terms of our Class III directors - Messrs. Carlin, Mathewson and Smith (their biographies and qualifications may be found in Corporate Governance - The Board of Directors below) - expire this year, and each of them has been nominated by our Board for re-election at the meeting. A nominee will be elected if he receives more votes cast “for” than “against,” without regard to abstentions or broker non-votes, at a meeting where a quorum is present. There are no arrangements or understandings between any nominee for election as a director and any other person pursuant to which that director was nominated. The Board recommends that stockholders vote “FOR” each of the nominees submitted by our Board for election as Class III directors.
Proposal 2 - Amendment and Restatement of FelCor’s Charter to Eliminate Director Classification to Permit Annual Election of Directors
Our articles of incorporation, or our Charter, divides our Board into three classes of directors who are elected to serve staggered (by class) three-year terms. This long-standing structure has ensured strategic continuity and consistency through cyclical high and low times. Nevertheless, at our 2014 annual meeting, in response to a stockholder proposal, holders of 58.8% of our outstanding common stock voted, on an advisory basis, in favor of declassifying our Board and annual election of all directors. After that vote, our Board deliberated on the question, taking into account expert advice, stockholder concerns and feedback from institutional investors, and determined it advisable to adopt articles of amendment and restatement, or the Amended Charter, to eliminate the provision that classifies our directors, as well as to make non-substantive and conforming changes and to incorporate previous articles of amendment in one restated charter. Other than the amendment discussed in this proposal, the Amended Charter reflects no substantive changes to our current charter.
If our stockholders vote in sufficient number to approve this proposal, then the Amended Charter, will become effective when we file it with the State of Maryland after the meeting adjourns. At nearly the same time, our Board anticipates amending Section 3.1(a) of our Bylaws to provide, in relevant part, that “[e]ach director of the corporation elected on or after May 20, 2015 (the “Effective Date”) shall serve until the next annual meeting of the stockholders and until his or her successor is elected and qualifies. Each director elected prior to the Effective Date shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected and until his or her successor is elected and qualifies.” Our Bylaws may not contain a provision that is inconsistent with our Charter, which is why it cannot be amended to provide for electing all directors annually until and unless our stockholders approve the Amended Charter and it becomes effective only when filed in Maryland.
We have included the Amended Charter, marked to show the changes that eliminate director classification, as Appendix A to this proxy statement, and the foregoing discussion is qualified in its entirety by reference to it. Our Charter requires that holders of not less than 75% of our outstanding common stock, as of the record date for the meeting, approve our Amended Charter as a predicate to its filing and effectiveness, and our Board has determined that the Amended Charter is advisable. Abstentions and broker non-votes will have the same effect as a vote against this proposal. Our Board recommends that stockholders vote “FOR” approval of the Amended Charter.

Proposal 3 - Say on Pay
We ask our stockholders each year to indicate their support for our prior-year named executive officer compensation as described in Compensation Discussion and Analysis below. The Board recommends that stockholders, on an advisory basis, vote “FOR” the following resolution at the annual meeting, which will be considered adopted if a majority of votes cast are cast in favor of it at a meeting at which a quorum is present, with no regard given to abstentions or broker non-votes:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative discussion.
Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, or PwC, served as our independent registered public accounting firm during 2014 and has been appointed to serve in that capacity for 2015 (unless the Audit Committee subsequently determines that a change is desirable). Since the Audit Committee has the sole authority to select our independent registered public accounting firm, this proposal is made solely with a view toward soliciting our stockholders’ opinion, which the Audit Committee will take into consideration. We expect that a representative of PwC will be at our 2015 annual meeting and available then to respond to appropriate questions and to make a statement, if desired. Ratification requires that a majority of votes cast are cast in favor (assuming a quorum is present). Because this proposal is deemed “routine,” brokers may vote “FOR” this proposal absent contrary instructions from beneficial owners. The Board recommends that stockholders vote “FOR” ratification of PwC’s appointment as our independent registered public accounting firm for 2015.
Audit Fees
We paid PwC $541,323 and $625,100 for 2013 and 2014, respectively, for the integrated audit of our consolidated financial statements and internal control over financial reporting, and reviews of the quarterly financial statements included in our Quarterly Reports on Form 10-Q. We paid PwC $6,000 and $11,210 for services related to other regulatory filings in 2013 and 2014, respectively. We did not pay any audit-related, tax or other fees to PwC in 2013 or 2014.
Auditor Independence
In determining PwC’s independence, the Audit Committee considered whether the provision of the non-audit services is compatible with maintaining such independence. The Audit Committee requires that it pre-approve the nature and estimated amount of any significant audit or non-audit services to be provided to our company by its independent registered public accounting firm and, in doing so, considers how providing such services could affect their independence.
Other Business

Our Board does not intend to bring, and knows of no one intending to bring, any matter before the meeting other than election of the director-nominees, approval of the Amended Charter, advisory vote on executive compensation and ratification of PwC’s appointment as our independent registered public accounting firm, each as described herein. If any other matter is properly brought before the meeting, the persons named as proxies will vote them in accordance with their best judgment.

CORPORATE GOVERNANCE
Highlights
Governance is a continuous focus for FelCor Lodging Trust Incorporated, which we refer to as the Company or FelCor. We have implemented various corporate governance enhancements that serve the best interests of our stockholders and the Company, including the following:

•	All of our directors, other than Messrs. Corcoran, Hendrick and Smith, are “Independent Directors” as contemplated by the rules of the New York Stock Exchange, or NYSE, where our shares trade;

•
All members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent as contemplated by NYSE rules and regulations of the United States Securities and Exchange Commission, or the SEC;

•	We have historically separated the offices of Chief Executive Officer and Chairman of the Board in an effort to distinguish between management and our Board’s supervision of management;

•	Our independent directors have appointed a Lead Independent Director to preside over meetings of the independent directors in an effort to provide optimal oversight of the Company’s management team;

•
In response to a 2014 stockholder proposal that received support from a majority of shares voted, our Board has re-evaluated the merits of maintaining director classification as opposed to annual election of all directors and recommends that our stockholders voting at this meeting approve the Amended Charter to eliminate director classification (which will permit annual election of directors);

•
In uncontested elections, we require our directors to obtain a majority vote in lieu of a plurality voting standard, and under our Corporate Governance Guidelines, a serving director who fails to obtain majority stockholder support for re-election must submit his or her resignation to our Corporate Governance and Nominating Committee without delay following that vote; and

•	Our management team is increasingly engaged in investor outreach and conducted extensive investor road shows in 2012, 2013 and 2014 to discuss our business strategy with investors.
The Board of Directors
Our Board oversees the management of the Company on your behalf. Our Board reviews our long-term strategic plans and exercises direct decision-making authority on key issues, such as declaring dividends, issuing stock, selecting our Chief Executive Officer, setting the scope of his authority to manage our day-to-day operations and evaluating his performance. Our directors are listed below, along with summaries of their relevant professional experience, individual qualifications, attributes and skills.

Glenn A. Carlin (age 54) has served as a Class III director since May 2009. Mr. Carlin is currently Executive Vice President, Corporate Development and Chief Financial Officer of Twin River Management Group, Inc., which indirectly owns and operates gaming and entertainment properties.  From October 2009 through August 2013, Mr. Carlin was employed at CBRE Capital Advisors, Inc., the investment banking unit of CBRE Group, Inc., a global real estate services company.  He most recently served as its Executive Managing Director and Group Head. From 1992 to 2009, Mr. Carlin was employed by J.P. Morgan Securities Inc. and its predecessors, serving in a variety of capacities, most recently as a Managing Director and Head of Lodging & Gaming - Real Estate Investment Banking. Mr. Carlin previously worked at HVS Financial Services, Morgan Stanley Realty Incorporated and Arthur Andersen & Co.  Mr. Carlin holds a Bachelor of Science in economics degree from the Wharton School at the University of Pennsylvania and obtained a Masters of Business Administration from Columbia Business School.

Qualifications: financial and capital markets expertise; lodging and real estate industries - general and transactional knowledge; Audit Committee financial expert; independent. Mr. Carlin is a seasoned corporate executive who previously had a distinguished career as an investment banker, with a particular focus on real estate finance and the lodging and gaming industries. He brings an insider’s perspective to the Board’s discussions concerning our balance sheet strategy and capital market activities, including equity and debt financings, liquidity, investor relations and other capitalization matters. His financial background is particularly valuable as he serves on our Finance Committee and as the Chair of our Audit Committee.

Thomas J. Corcoran, Jr. (age 66) is the Chairman of the Board and has served as a Class II director since 1994. He served as the President and Chief Executive Officer of FelCor from its formation in 1994 until February 2006, when he became the Chairman of the Board. From 1991 to 1994, Mr. Corcoran served as the President and Chief Executive Officer of the general partner of the partnerships that were merged into the Company at its formation. From October 1990 to December 1991, he served as the Chairman, President and Chief Executive Officer of Fiesta Foods, Inc., a manufacturer of tortilla chips and taco shells. From 1979 to 1990, Mr. Corcoran held various positions with ShowBiz Pizza Time, Inc., an operator and franchisor of family entertainment center/pizza restaurants, and with Integra (formerly Brock Hotel Corporation), a hotel and restaurant company of which he served as the President and Chief Executive Officer from 1986 to 1990. Mr. Corcoran has served as a director of Sammons Enterprises, Inc., a diversified portfolio investment company, since December 2010 (he currently chairs that board), and currently serves on the Board of Directors of the American Hospitality & Lodging Association. Mr. Corcoran graduated from Washburn University and earned a law degree from the Washburn University School of Law.

Qualifications: our founder and former President and Chief Executive Officer; extensive lodging industry leadership experience and relationships; general management experience; in-depth knowledge of FelCor, its properties and historical strategic, transactional and tactical decision-making. In addition to his hotel industry and general management and corporate leadership experience, Mr. Corcoran has exceptional in-depth knowledge of our history, assets and strategic relationships. He brings a sophisticated understanding of hotel operations, hotel brands and management, hotel transactions, and general management. As the Chairman of the Board, Mr. Corcoran’s attributes assist in the administration of the Board’s governance, oversight and management responsibilities.

Robert F. Cotter (age 63) has served as a Class II director since July 2006. Mr. Cotter founded Cotter and Cotter Inc., a hospitality consultancy in 2010. From March 2007 until his retirement in 2008, he served as President and a director of Kerzner International Holdings Limited, or Kerzner, a developer and operator of luxury hotels and resorts. Prior to joining Kerzner, Mr. Cotter served as President and Chief Operating Officer of Starwood Hotels & Resorts Worldwide, Inc., or Starwood, from 2003 through his retirement from Starwood in December 2005. He spent most of his 35-year career with Starwood and its predecessors and was named Chief Operating Officer in 2000, after serving as President, International Operations, and President and Chief Operating Officer, Europe. Mr. Cotter is a graduate of Boston College.

Qualifications: long-time lodging industry executive with extensive operating and leadership experience; detailed understanding of hotel brand strategies and management practices; substantial experience managing and compensating executives and managing for performance; independent. Mr. Cotter’s lengthy career in the lodging industry - from postings at individual properties to serving as a senior executive at Starwood and Kerzner - is the basis for refined strategic insights about our portfolio, the various hotel brands and management companies and opportunities for growth. Mr. Cotter also has substantial experience managing and driving individual and team performance, which is particularly relevant to his work on our Compensation Committee.

Christopher J. Hartung (age 46) has served as a Class I director since November 2010. He currently serves as a director at Lazard Asset Management, or Lazard. Prior to the sale of Grubb & Ellis Alesco Advisors, or Grubb & Ellis, to Lazard, he served as Senior Advisor to Grubb & Ellis. From 2004 to 2010 he served as Managing Director, Real Estate Investment Banking of Wells Fargo Securities/Eastdil Secured, a real estate investment banking firm, where he provided investment banking services to public and private real estate companies. Mr. Hartung also served as Managing Director, Real Estate Equity Research at WR Hambrecht & Co. from 2002 to 2004; Chief Strategy Officer at iBuilding, Inc. from 2001 to 2002; Managing Director and Group Head, Real Estate Equity Research at Banc of America Securities from 1996 to 2000; and also served in various capacities at J.P. Morgan & Co. from 1990 to 1996. Mr. Hartung is currently or has been a member of various professional organizations in the real estate industry, including the Urban Land Institute, Lambda Alpha International, International Council of Shopping Centers and the National Association of Real Estate Investment Trusts. Mr. Hartung previously served on the Advisory Board for the Fisher Center for Real Estate at the Haas School of Business at the University of California at Berkeley. Mr. Hartung graduated from Cornell University.

Qualifications: financial and capital markets expertise; extensive experience evaluating real estate-related businesses, investment performance, industry trends and other information bearing on the merits of investing in real estate and real estate companies such as FelCor; independent. Mr. Hartung is a seasoned financial analyst with broad knowledge of capital markets, investor sentiment and objectives, institutional investors and the dynamics and challenges inherent in real estate investing. He brings sophisticated insights to bear in assessing strategic and tactical options at the Board level, which has enhanced our decision-making process. Moreover, his consultative mindset has enhanced the overall collegiality of our Board.

Thomas C. Hendrick (age 68) has served as a Class II director since February 2007. He is currently President and Chief Executive Officer of TCH Partners, Inc., a developer of luxury, mixed-use commercial real estate projects in the U.S., the Caribbean, Mexico and Latin America.  Mr. Hendrick formerly served as President of Sagewood Partners, LLC, a developer of high-end, mixed-use real estate projects, from December 2007 through July 2009, and the Executive Vice President of Acquisitions and Development for the Kor Group, or Kor, a privately held investment, development and management firm, from November 2006 to November 2007, where he oversaw hotel and resort acquisitions, development opportunities and third-party management agreements on a worldwide basis. Prior to his work with Kor, Mr. Hendrick served in senior development positions for Mandarin Oriental Hotel Group from 2002 to 2006, Rosewood Hotels & Resorts from 1998 to 2002, and prior to that, Regent International Hotels as Vice President of Development, Mariner Hotels (currently Remington Hotels) as Executive Vice President of Development, and Wyndham Hotels & Resorts as Regional Vice President of Development.  Mr. Hendrick graduated from Southeast Missouri State University and holds a Master of Business Administration degree from the University of North Florida.

Qualifications: extensive hotel transactions, development and financing experience. Mr. Hendrick brings lodging and real estate development expertise, as well as many years of experience analyzing markets and opportunities in the lodging industry, to his work on the Board and, in particular, provides seasoned and timely insight as the Board considers strategic transactions and re-development opportunities.

Charles A. Ledsinger, Jr. (age 65) has served as a Class I director since July 1998 and as a director since November 1997. He currently serves as the Chairman and Managing Director of SunBridge Capital Management, L.L.C. From September 2006 to May 2009, Mr. Ledsinger served as Vice Chairman of Choice Hotels International, Inc., or Choice, the parent company of Choice Hotels International, where Mr. Ledsinger served as President and Chief Executive Officer from August 1998 to his retirement in 2009. Choice globally franchises more than 6,000 predominantly midscale hotels. Prior to August 1998, Mr. Ledsinger served as Senior Vice President and Chief Financial Officer of St. Joe Corporation from May 1997 until his election as President and Chief Operating Officer of that company in February 1998. Prior to 1997, Mr. Ledsinger served in management positions at several lodging and gaming companies. Mr. Ledsinger has also served as Senior Vice President and Chief Financial Officer of The Promus Companies Incorporated, the former parent of Harrah’s

Qualifications: extensive financial and executive leadership experience at lodging and real estate development companies; public company financial reporting and management experience; lengthy service as a FelCor director; service on every standing FelCor committee; sophisticated knowledge of governance, financial reporting, risk management, investor relations, compensation and other public company issues; service on other public company boards of directors provides additional perspective on governance, compensation and other best practices; independent. Mr. Ledsinger has had a long career as an executive with financial and general management responsibilities with lodging and real estate companies. As one of our longest-serving directors, Mr. Ledsinger has served on all of our standing committees, having chaired both the Audit and Compensation Committees; his own experiences managing businesses, including one of the largest hotel brand franchisors, provide the Board with a uniquely practical strategic perspective. He brings highly sophisticated public company financial

Entertainment, Inc. He formerly served as a director of Darden Restaurants, Inc. until 2014, Choice until 2009 and TBC Corporation until 2005. Mr. Ledsinger also chairs the boards of directors of two privately-held companies: Realty Investment Company, Inc., an operating and investment company, and Sunburst Hospitality Corporation, a hotel and real estate operator. Mr. Ledsinger also currently serves as a director of various community and educational institutions, and is the previous Rector (Chair) of the Board of Trustees at the University of Richmond. Mr. Ledsinger is a graduate of the University of Virginia and holds a Master of Business Administration degree from the University of Memphis.

and strategic management experience that informs his contributions; he also has a consultative and inclusive leadership style that encourages the collegial dynamics that enhance our Board’s effectiveness.

Robert H. Lutz, Jr. (age 65) has served as a Class I director since July 1998. Mr. Lutz is currently our Lead Independent Director and has served in that capacity since May 2010. Since March 2012, Mr. Lutz has served as Chairman of the Board of Directors, President and Chief Executive Officer of Wound Management Technologies, Inc., a leading innovator in advanced wound care solutions. Mr. Lutz is also the President of Lutz Investments LP, through which he holds and manages a variety of investments. From 1994 until 2000, Mr. Lutz served as the Chairman and Chief Executive Officer, and a member of the executive committee, of Amresco, Inc., a financial services company. From 1991 to 1994, Mr. Lutz served as President and Chief Operating Officer of Balcor/Allegiance Realty Group, a subsidiary of the American Express Company engaged in real estate ownership and management. Mr. Lutz is a graduate of Furman University and holds a Masters of Business Administration degree from Georgia State University.

Qualifications: extensive management and executive leadership experience; real estate capital markets and investment experience; independent. Mr. Lutz has enjoyed a lengthy career as an executive in the real estate industry and as an investor through several economic cycles. He brings substantial leadership, management and real estate experience to the Board, and his long-standing service as a FelCor director, including currently serving as our Lead Independent Director, as well as his prior service on various for-profit and non-profit boards, provides an invaluable perspective on matters of corporate governance and executive compensation, as well as commercial real estate transactions and financing.

Robert A. Mathewson (age 50) has served as a Class III director since May 2002. Since 1992, Mr. Mathewson has been the President of RGC, Inc., a privately-owned real estate investment company that invests primarily in hotels and other commercial real estate. RGC, Inc. and its affiliates have been significant investors in the Company and its predecessors since 1993. In addition, from 1999 to 2000, Mr. Mathewson served as the Vice President of Business Development for Televoke Inc., an internet application service provider focusing on web, wireless and telephony integration. Mr. Mathewson serves as a director of Grill Concepts, Inc. and formerly served as a director of International Gaming Technology until 2011. Mr. Mathewson is a

Qualifications: real estate and general investment and transactional experience; long-serving FelCor director; other public company directorship experience; independent. Mr. Mathewson has substantial experience as a real estate investor, which is particularly valuable in assessing the merits of the various transactions considered by the Board. Mr. Mathewson’s service as a director at the Company and other companies provides insight and perspective to his work on the Audit and Corporate Governance and Nominating Committees.

graduate of the University of California at Berkeley and holds a law degree from the University of California Hastings College of Law and a Master of Business Administration degree from the Haas School of Business at the University of California at Berkeley.

Mark D. Rozells (age 53) has served as a Class II director since March 2008. Since November 2010, Mr. Rozells has served as Executive Vice President and Chief Financial Officer of Fairmont Raffles Hotels International, or FRHI. FRHI is not affiliated with us, although as noted in Corporate Governance - Independence, an affiliate of FRHI does manage one of our hotels. Mr. Rozells is, and has been since October 2006, the founder and President of Inversiones Latinoamericanas S.A., a private real estate investment and development company. From September 2005 to October 2006, Mr. Rozells served as Managing Director of Procinea Management LLC, a privately-held start-up investment firm focused on developing investment and financing strategies for non-traditional assets, including motion picture, television and electronic game content. From June 2003 to July 2005, Mr. Rozells served as President and Chief Executive Officer of DMX Music, Inc., a leading provider of music and in-store entertainment services via cable, satellite and the internet. In February 2005, DMX Music, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code. From April 2000 to June 2003, Mr. Rozells served as Executive Vice President and Chief Financial Officer of Liberty Digital, Inc., a publicly-held new media and music content production and distribution company that was majority-owned by Liberty Media Corporation. Mr. Rozells also previously served in management with Starwood, The Walt Disney Company, Imperial Corporation of America and Allied Signal, Inc. Mr. Rozells graduated from Yale College and is a holder of the Chartered Financial Analyst® designation.

Qualifications: Chartered Financial Analyst®; extensive financial and executive management experience, including public company financial reporting; public company leadership experience; independent. Mr. Rozells is currently Executive Vice President and Chief Financial Officer of FRHI and has held executive positions with financial, strategic and general management responsibilities at several leading public companies, including The Walt Disney Company and Starwood. Mr. Rozells’s financial and transactional expertise has proven particularly relevant to his work on our Board.

Richard A. Smith (age 52) has served as a Class III director since May 2006 and as a director since February 2006. Mr. Smith has served as our President and Chief Executive Officer since February 2006. Mr. Smith joined FelCor in November 2004 as its Executive Vice President and Chief Financial Officer and served in that capacity until his promotion in February 2006. Mr. Smith previously served as Executive Vice President and Chief Financial Officer of Wyndham International, Inc. from April 2000 to November 2004. Earlier, Mr. Smith served in management positions with Starwood and Atlantic Richfield Company, and as an accountant with Coopers & Lybrand LLP. Mr. Smith currently serves on the National Corporate Development Committee of Autism Speaks and is a graduate of the University of Tennessee.

Qualifications: extensive financial and general management experience, particularly in the lodging industry; substantial public company leadership experience; wide range of lodging industry and financial institution relationships; currently FelCor’s President and Chief Executive Officer. In addition to his financial and general management experience, as well as his record of leadership, Mr. Smith provides our Board with a unique window into the current thinking of, and efforts undertaken by, our management team. Mr. Smith also provides our Board and FelCor with a clearly articulated strategic vision and first-hand insights into our day-to-day challenges and opportunities.

Management; Executive Officers

We identify the following officers as “named executive officers,” or NEOs, as contemplated by the rules and regulations of the SEC:

	Age	Position(s) With FelCor	Named Executive Officer Since

Richard A. Smith	52	President, Chief Executive Officer and Director	2004
Troy A. Pentecost	53	Executive Vice President and Chief Operating Officer	2006
Michael A. DeNicola	56	Executive Vice President and Chief Investment Officer	2001
Michael C. Hughes	40	Executive Vice President, Chief Financial Officer and Treasurer	2013
Jonathan H. Yellen	47	Executive Vice President, General Counsel and Secretary	2006
Richard A. Smith’s business experience is described in The Board of Directors.
Troy A. Pentecost, a hospitality veteran with over 35 years of hospitality industry experience, joined us as Executive Vice President and Director of Asset Management in March 2006, and was promoted to Chief Operating Officer in August 2010. He was Senior Vice President of Operations and Divisional Vice President of Operations for Remington Hotel Corporation from 2004 to 2006, where he was responsible for that company’s operational and sales activity. Prior to joining Remington, Mr. Pentecost was employed by Wyndham International, Inc. in various management roles, including Regional Vice President, Area Director and General Manager, from 1993 to 2004. Mr. Pentecost also previously worked with Guild Hotel Management Company, where he served as Regional Vice President and Director of Operations. Mr. Pentecost currently serves on owner and/or franchisee councils for various brands, including Doubletree, Embassy Suites, Sheraton and Marriott. Mr. Pentecost attended Bowling Green State University.
Michael A. DeNicola joined us in December 2001 as Executive Vice President and Chief Investment Officer. Mr. DeNicola has more than 30 years’ experience in the hospitality industry. Prior to joining us, he was a principal and the head of the Lodging and Leisure Group for Lend Lease Real Estate Investments from 2000 to 2001. From 1992 to 2000, Mr. DeNicola held a number of leadership positions with Carlson Hospitality Worldwide, including Executive Vice President of Carlson Vacation Ownership, Senior Vice President of Planning, Mergers and Acquisitions, and Vice President of Operations. Prior to 1992, he served as Senior Manager and Director of Hospitality Services for

Kenneth Leventhal and Company and Vice President of Hotel Investments for VMS Realty Partners. Mr. DeNicola graduated from Cornell University’s School of Hotel Administration.
Michael C. Hughes became our Senior Vice President, Chief Financial Officer and Treasurer in July 2013 and was promoted to Executive Vice President in February 2015. He originally joined us in 2006 as Vice President, Finance, was promoted to Treasurer in February 2009 and to Senior Vice President in February 2013. Prior to joining us, Mr. Hughes was employed by Wyndham International, Inc. as Vice President of Corporate Finance from May 2005 to April 2006, Director of Corporate Finance from October 2004 to April 2005, Manager of Corporate Finance from June to September 2004 and Senior Financial Analyst from February 2002 to May 2004. Prior to that time, Mr. Hughes served as a business consultant with Maverick Management LLC. He was awarded a bachelor’s degree in business from Rhodes College and is a holder of the Charter Financial Analyst® designation.
Jonathan H. Yellen joined us in July 2006 as Executive Vice President, General Counsel and Secretary. Prior to joining us, Mr. Yellen was engaged in the private practice of law, from August 2003 to June 2006, with Damon & Morey LLP in Buffalo, New York, specializing in mergers and acquisitions, corporate finance and securities law. Prior to that time, Mr. Yellen served as Executive Vice President and General Counsel of Digital Lighthouse Corporation and Vice President and Associate General Counsel of Starwood, and was engaged in the private practice of law in New York with Fried Frank Harris Shriver & Jacobson LLP, and in New York and California with Latham & Watkins LLP. From 2006 to 2011, Mr. Yellen previously served as a director (and chaired the Audit Committee) of Avadyne Health, a provider of health care receivable management services to hospitals and other providers. Mr. Yellen has a long history of extensive community service, including currently serving as a director of Vogel Alcove, Inc. and previously serving as a director of Buffalo Prep, Dallas Hebrew Free Loan Association and Jewish Family Service of Dallas. He is also a member of various professional and industry organizations, including the American Bar Association and the National Association of Real Estate Investment Trusts. Mr. Yellen is a graduate of Amherst College, Columbia University School of Law (where he was a Harlan Fiske Stone Scholar) and Georgetown University Law Center.
Terms of Office and Relationships. Our NEOs are elected annually by our Board, typically at its first meeting held after the annual meeting and otherwise as necessary and convenient in order to fill vacancies or newly created offices. Each NEO holds office until a successor is duly elected and qualified or, if earlier, until retirement, death, resignation or removal. Our Board may remove any officer whenever, in its judgment, such removal is in FelCor’s best interests. Other than Mr. Smith’s employment agreement, there are no arrangements or understandings between any officer and any other person pursuant to which that officer was elected.

Stock Ownership

Principal Stockholders. The following table shows how much of our common stock was beneficially owned on March 4, 2015, by each person known to us to beneficially own more than 5% of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (a)

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	15,946,616	(b)	12.7%

FMR LLC 245 Summer Street Boston, MA 02210	14,505,697	(c)	11.6%

Zhengxu He Institute of Math, AMSS, CAS Zhongguancun, Haidian District Beijing 100080, PRC	7,629,415	(d)	6.1%

Black Rock Inc. 55 East 52nd Street New York, NY 10022	9,014,486	(e)	7.2%

Vanguard Specialized Funds 100 Vanguard Blvd. Malvern, PA 19355	8,311,573	(f)	6.6%

__________________

(a)	Based upon 124,871,811 shares outstanding as of March 4, 2015.

(b)
Based upon Amendment No. 10 to its Schedule 13G filed on February 10, 2015. The Vanguard Group, Inc., an investment advisor, reported that it had sole voting power with respect to 352,897 shares and shared voting power with respect to 95,860 shares, and sole dispositive power with respect to 15,671,130 shares and shared dispositive power with respect to 275,846 shares.

(c)	Based upon Amendment No. 1 to its Schedule 13G filed on February 13, 2015. FMR LLC reported that it had sole power to vote 4,213,127 shares and sole power to dispose 14,505,697 shares.

(d)	Based upon Amendment No. 4 to its Schedule 13G filed on February 2, 2015. Zhengxu He reported that he had shared voting and dispositive power with respect to these shares.

(e)
Based upon Amendment No. 5 to its Schedule 13G filed on January 26, 2015. Black Rock Inc. reported that it had sole dispositive power with respect to these shares and sole voting power with respect to 8,697,947 shares.

(f)	Based upon Amendment No. 5 to its Schedule 13G filed on February 6, 2015. Vanguard Specialized Funds reported that it had sole voting power with respect to these shares.

Security Ownership of Management. The following table shows how much of our common stock, Series A Preferred Stock and Series C Preferred Stock was beneficially owned on March 4, 2015 by the executive officers named in the Summary Compensation Table, each nominee and current director, and all current directors and executive officers, as a group. Unless otherwise indicated, each person owns directly the number of shares shown after his name in the table below and has sole voting and investment power with respect to such shares. None of the shares owned by such persons are subject to any pledge. The address of each of the persons listed below is c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, TX 75062-3933.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(a)		Percent of Class(b)	Amount and Nature of Beneficial Ownership of Series A Preferred Stock	Percent of Class(b)	Amount and Nature of Beneficial Ownership of Series C Preferred Stock(c)		Percent of Class(b)
Glenn A. Carlin	70,000		*	—	*	—		*
Thomas J. Corcoran, Jr.	442,163	(d)	*	4,000	*	1,000		*
Robert F. Cotter	175,800	(e)	*	—	*	—		*
Michael A. DeNicola	304,879	(f)	*	—	*	—		*
Christopher J. Hartung	15,750		*	—	*	—		*
Thomas C. Hendrick	100,000		*	—	*	—		*
Michael C. Hughes	71,800	(g)	*	—	*	1,000	(h)	*
Charles A. Ledsinger, Jr.	44,675		*	—	*	—		*
Robert H. Lutz, Jr.	60,900	(i)	*	—	*	—		*
Robert A. Mathewson	435,065	(j)	*	10,000	*	—		*
Troy A. Pentecost	319,080		*	—	*	—		*
Mark D. Rozells	18,007	(k)	*	—	*	—		*
Richard A. Smith	1,691,094	(l)	1.4%	—	*	10,000		*
Jonathan H. Yellen	229,497	(m)	*	—	*	—		*
All executive officers and directors, as a group (16 persons)	3,978,710		3.2%	14,000	*	12,000		*
_____________________________
*    Represents less than 1% of the outstanding shares of such class.

(a)
With respect to Messrs. Smith, Pentecost, DeNicola, Hughes and Yellen, the number of shares shown do not include shares that may be issued to them if and when unvested restricted stock units awarded to them in 2013, 2014 and 2015 vest, none of which are eligible to vest before December 27, 2015. See Compensation Discussion and Analysis for a detailed discussion of our long-term performance-vesting equity compensation program for NEOs.

(b)
Based upon 124,871,811 shares of common stock, 12,879,475 shares of Series A Preferred Stock and 6,798,000 Depositary Shares representing 67,980 shares of Series C Preferred Stock outstanding as of March 4, 2015.

(c)	Reflects the number of depositary shares held. Each depositary share represents 1/100th of a share of Series C Preferred Stock.

(d)
The shares beneficially owned by Mr. Corcoran include (i) 3,101 shares of common stock issuable upon the conversion of 4,000 shares of Series A preferred stock; (ii) 30,000 shares of common stock held by TCOR Holdings, LLC, of which he is the sole beneficial owner; and (iii) 2,847 shares of common stock held in his individual retirement account.

(e)	The shares beneficially owned by Mr. Cotter include 50,000 shares held by a revocable trust, over which Mr. Cotter retains control.

(f)	The shares beneficially owned by Mr. DeNicola include 10 shares held for his minor son.

(g)	The shares beneficially owned by Mr. Hughes include 7,384 shares of common stock subject to claw-back agreements, that will expire annually through December 27, 2015, subject to continued employment.

(h)	The shares beneficially owned by Mr. Hughes include 500 shares held in his individual retirement account and 500 shares held in his wife’s individual retirement account.

(i)	The shares beneficially owned by Mr. Lutz include (i) 2,500 shares owned by Mr. Lutz’s spouse and (ii) 50,700 shares held in his individual retirement account.

(j)
The shares beneficially owned by Mr. Mathewson include (i) 208,333 shares of common stock held by RGC Leasing, Inc., of which Mr. Mathewson serves as President and is a stockholder and (ii) 7,752 shares of common stock issuable upon conversion of 10,000 shares of Series A preferred stock.

(k)	The shares held by Mr. Rozells include 5,000 shares held by an individual retirement account.

(l)	The shares beneficially owned by Mr. Smith include 25,998 shares held in custodial accounts for his children.

(m)
The shares beneficially owned by Mr. Yellen include 30,592 shares of common stock held by trusts for the benefit of Mr. Yellen’s minor children. Mr. Yellen is not the trustee of those trusts and disclaims any beneficial interest in, or control over, those shares.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires officers and directors, and persons who beneficially own more than 10% of our stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies furnished to us and representations from the officers and directors, we believe that all Section 16(a) filing requirements for the year ended December 31, 2014, applicable to our officers, directors and greater than 10% beneficial owners were satisfied. Based on written representations from the officers and directors, we believe that no Forms 5 for directors, officers and greater than 10% beneficial owners are required to be filed with the SEC for the period ended December 31, 2014.
Ownership Guidelines.  Our NEOs and our non-management directors are subject to stock ownership guidelines to align their interests further with our other stockholders. Such guidelines are designed to ensure that our NEOs maintain a long-term strategic view of risk and opportunity. By maintaining a significant portion of their respective net worth in the Company stock, our NEOs are dis-incentivized from undertaking or permitting others to undertake near-term risks at the expense of long-term stockholder value. Mr. Smith, as our Chief Executive Officer, is expected to hold shares of our common stock worth at least five times his base salary, and our other NEOs are each expected to hold shares worth at least three times their respective base salaries, in each case to be accumulated over a five-year period and maintained thereafter. Shares of restricted stock and shares of common stock that may be issued with respect to outstanding RSUs are included in determining whether our NEOs’ holdings satisfy our stock ownership guidelines. All of our NEOs are currently in compliance with our stock ownership guidelines. In addition, we amended our Corporate Governance Guidelines in 2014 to provide that within five years after commencing Board service, or before 2019, whichever is later, each non-management director is expected to hold shares of our common stock worth at least four times the amount of their annual retainer for that director’s remaining Board tenure.
Board Leadership, Meetings and Performance
Leadership. We have historically separated the offices of Chief Executive Officer and Chairman of the Board as a means of distinguishing between management and the Board’s oversight of management. Our current Chairman of the Board, Mr. Corcoran, co-founded the Company and was our President and Chief Executive Officer from 1994 until 2006. He has a unique historical and current perspective regarding the Company and the lodging industry. In addition to the foregoing, in 2010, the Board established the position of Lead Independent Director, and Mr. Lutz was then elected to that position by our independent directors and continues to serve in that capacity. (Absent such election, the Chairman of the Corporate Governance and Nominating Committee serves as the Lead Independent Director.) The Lead Independent Director presides over meetings of the independent members of the Board and provides independent leadership and guidance. We believe that this structure provides optimal oversight of the Company’s management and affairs.
Board Meetings; Executive Session; Annual Stockholder Meeting. The Board met five times during 2014, and each director attended at least 75% of the meetings of the Board and its committees on which he served. In connection with every regular meeting, our Board meets in executive session in the absence of management and also in the absence of Messrs. Smith and Corcoran, as well as management, to discuss issues related to management performance and other matters. The Board has not adopted a formal policy with regard to director attendance at the annual meetings of stockholders because fewer than 10 non-management stockholders usually attend our annual meetings in person. Messrs. Corcoran and Smith were the only directors to attend our 2014 annual meeting.
Board Performance. Each of the Board and the Audit, Compensation and Corporate Governance and Nominating Committees undertakes annual performance reviews. The results are reviewed with a view to improving performance and practices. In addition, the full Board reviews annually the qualifications and effectiveness of the Audit Committee and qualifications of its members.

Independence
Assuming our three nominees are re-elected, all of our directors, other than Messrs. Corcoran, Hendrick and Smith, will be “Independent Directors” as defined in our Charter and also as contemplated by the NYSE. Other than as a consequence of their employment by FelCor and/or serving on our Board, since January 1, 2012, none of our directors has served as an officer or director of any FelCor affiliates. All members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee are independent as contemplated by the applicable NYSE rules and SEC regulations. Additionally, each director who serves on the Compensation Committee must be (and is) (i) a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The Board determines the independence of our directors based on information known by the Board concerning each director and information supplied by each director to the Board.
Mr. Smith is our President and Chief Executive Officer, and Mr. Corcoran is our founder, former President and Chief Executive Officer and current Chairman of the Board. Both are our employees and, consequently, not independent. As discussed in Director Compensation, in addition to his compensation as a director, in 2014 we paid Mr. Hendrick fees for certain consulting services he provided in connection with redeveloping the Knickerbocker Hotel. Because those consulting fees exceeded applicable NYSE independence thresholds, Mr. Hendrick is no longer independent (although we expect he will again be independent in 2017 under applicable NYSE rules). Other than Mr. Hendrick, none of our non-employee directors has a material relationship with us (directly or as a partner, stockholder or officer of an organization that has a relationship with us), and none of our independent directors had any transactions, relationships or arrangements that were required to be considered by the Corporate Governance and Nominating Committee when determining independence. Nevertheless, the Corporate Governance and Nominating Committee did note that Mr. Rozells is Executive Vice President and Chief Financial Officer of FRHI. FRHI’s affiliate manages one hotel (the Fairmont Copley Plaza) for us in exchange for certain fees. The committee reviewed the nature and extent of our relationship with FRHI, including the fees paid to FRHI in 2014 (which were significantly less than the NYSE’s threshold for determining director independence (2% of FRHI’s gross revenue)) and the relative significance of that hotel to our overall portfolio and strategy, as well as whether Mr. Rozells had a personal interest in, or derived any personal benefit from, our relationship with FRHI (he has none and derives none). While the committee concluded that Mr. Rozells remains independent, out of respect for heightened investor sensitivity concerning director independence, Mr. Rozells does not serve on any of the Audit Committee, the Compensation Committee or the Corporate Governance and Nominating Committee.
Board Committees
The Board appoints committees to help carry out its duties. In particular, committees work on key issues in greater detail than would be practicable at a full Board meeting. Each committee reviews the results of its deliberations with the full Board. Current copies of the Board-adopted written charters for the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, as well as our Corporate Governance Guidelines and Code of Business Conduct and Ethics, may be found under the Corporate Governance tab on the Investor Relations page of our website at www.felcor.com and are also available in print to any stockholder who requests them by writing to our corporate secretary at the address listed under General Information - Questions.
The Audit Committee oversees audits, accounting, financial reporting and internal control matters. The committee appoints, compensates, evaluates and terminates the independent registered public accounting firm that audits our financial statements. The committee consults with our independent registered public accounting firm and reviews their audit and other work. The committee also consults with our Chief Financial Officer, General Counsel and Chief Accounting Officer and reviews our internal controls and compliance with corporate policies. The committee met six times during 2014, including prior to issuing each earnings release to review the information to be reported and to examine any issues relating to the report of earnings. The committee also reviewed each Quarterly Report on Form 10-Q and the Annual Report on Form 10-K before filing.

Expertise. The committee currently consists of Messrs. Carlin (Chair), Hartung and Mathewson, each of whom is independent in accordance with the listing standards of the NYSE. The Board has reviewed the education, experience and other qualifications of each member of the committee as set forth above and determined that Messrs. Carlin and Hartung meet the SEC’s definition of an “audit committee financial expert” and are independent as contemplated by the applicable rules of the SEC. No one serving on our Audit Committee serves on the audit committees of three or more public companies.
Report of the Audit Committee. The Audit Committee monitors and oversees our financial reporting process. Management is responsible for our internal controls and the financial reporting process. PwC, our independent registered public accounting firm, is responsible for performing an independent integrated audit of our consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. The Audit Committee reviewed and discussed with management and PwC our audited consolidated financial statements for the year ended December 31, 2014, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and PwC’s evaluation of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has discussed with PwC the matters that are required to be discussed by PCAOB Auditing Standard No. 16. The Audit Committee received from PwC the written disclosures and the letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), and has discussed with PwC its independence from the Company. The Audit Committee also concluded that PwC’s provision of services to the Company and its affiliates is compatible with PwC’s independence. Based on the Audit Committee’s review of the audited consolidated financial statements and its discussions with management and PwC noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
This report has been furnished by the current members of the Audit Committee.
________________
Glenn A. Carlin (Chair)
Christopher J. Hartung
Robert A. Mathewson
The Compensation Committee reviews and approves the compensation to be paid to our senior executive officers and advises our Board on the adoption of, and administers, employee benefit and compensation plans. The committee currently consists of Messrs. Ledsinger (Chair), Carlin and Cotter, each of whom is independent in accordance with the listing standards of the NYSE. The committee met twice, and consented to one action in writing, during 2014. No member of the committee is or has ever been one of our officers or employees. No interlocking relationship exists between our executive officers or the members of the committee and the board of directors or compensation committee of any other company.
Scope of Authority. In accordance with its charter, the Compensation Committee:

•	reviews and approves, on an annual basis, the criteria relevant to our annual incentive compensation program, including individual performance objectives of the Chief Executive Officer;

•	reviews and approves, on an annual basis, the base salaries of the Chief Executive Officer and our other executive officers;

•	determines and approves, in consultation with the Chief Executive Officer, the performance-based compensation of our other executive officers;

•	evaluates the Chief Executive Officer’s performance in light of his objectives and accordingly determines his performance-based compensation;

•	reviews the compensation program for the Chairman of the Board;

•
reviews, approves, and administers all incentive-compensation plans, deferred compensation plans and equity-based incentive plans; establishes guidelines, rules and interpretations for such plans; approves and ratifies awards, and amendments thereto, made under any such plans, and reviews and monitors awards under such plans;

•	engages consultants and advisors to provide advice, perform analyses and otherwise assist the committee in its deliberations and reviews the independence of each such advisor;

•	reviews the compensation discussion and analysis as required by the SEC for inclusion in our annual proxy statement together with the committee’s report;

•
reviews, annually, director compensation levels and practices and, if determined to be appropriate, approves changes in such compensation levels and practices, taking into account the considerations set forth in our Corporate Governance Guidelines;

•
reviews and approves guidelines or agreements with respect to severance, change-in-control or other termination payments to be made to executive officers, other officers and key employees and exceptions to those guidelines or agreements with respect to executive officers; and

•
reviews, on an annual basis, the Company’s compensation policies and practices to confirm that they do not, in any way, create risks that are reasonably likely to have a material adverse effect on the Company.

For a further description of the committee’s role, processes and procedures in determining the amount and form of executive and director compensation, see Director Compensation and Compensation Discussion and Analysis.
The Corporate Governance and Nominating Committee recommends to our Board candidates for election as directors, develops and recommends our Corporate Governance Guidelines (including criteria for membership on the Board and its committees to the Board), reviews the succession plan for our Chief Executive Officer in executive session on an annual basis, and considers other corporate governance issues. This committee currently consists of Messrs. Hartung (Chair), Ledsinger, Lutz and Mathewson, each of whom is independent in accordance with the listing standards of the NYSE. The committee met four times during 2014.
Director Nomination Process. The committee maintains flexibility when identifying any potential directors in order to give full weight to the circumstance and desired experience. The committee has the ability, as necessary or appropriate, to retain the services of an independent search firm to identify new director candidates. The committee considers any potential candidate proposed by a member of our Board or senior management. Typically, at least two members of the committee, as well as the Chairman of the Board and our Chief Executive Officer, personally interview any non-incumbent candidate, and the assessments of his or her qualifications are provided to the full committee to assist with its deliberations.
When determining candidates to recommend for election, the Corporate Governance and Nominating Committee reviews a potential candidate’s experience, expertise and other factors relative to the Board’s composition. For incumbent directors, the committee also considers whether continued service is appropriate in light of changes in his or her circumstances and length of tenure, as well as his or her performance as a director. While the committee includes diversity of viewpoints, background and experience as relevant criteria in nominating directors, we have no formal diversity policy. The Corporate Governance Guidelines direct the committee to take into account the following criteria, in addition to any other criteria it may consider appropriate: (i) personal qualities and characteristics, accomplishments and reputation in the business community; (ii) current knowledge and contacts in the hotel industry or other industries relevant to our business; (iii) ability and willingness to commit adequate time to Board and committee business; and (iv) fit of the candidate’s skills and personality with those of other directors and potential directors in building an effective, collegial and responsive Board. The committee is also required to recommend for nomination as directors individuals that assure a majority of the Board’s members are independent as required by NYSE rules and the SEC’s rules and regulations.

Our policies and procedures regarding stockholder recommended director candidates are contained in the committee’s charter. The committee may consider stockholder recommendations for candidates to serve on our Board. The committee will consider any candidate for director recommended by any beneficial owner, or group of beneficial owners, that has owned more than 5% of our outstanding common stock for at least one year. The committee will consider the candidate based on the same criteria established for selection of director nominees, generally. The committee reserves the right to reject any candidate that has a special interest agenda other than the best interests of the Company and our stockholders, generally. The committee did not receive any proposals for director candidates for this annual meeting. Stockholders desiring to nominate persons for director must follow the following procedures:

•
submit, in writing, the following information about the candidate: name, mailing address, telephone number, email address, resume, business history, listing of other past and present directorships and director committees, hotel industry experience and any other relevant information to the Corporate Governance and Nominating Committee, c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062-3933, Attention: Secretary;

•
explain in the submission why the stockholder believes the candidate would be an appropriate member of our Board and the benefits and attributes that the candidate will provide to us in serving as a director;

•	provide evidence of the requisite stock ownership along with the recommendation; and

•	indicate whether we may identify the stockholder in any public disclosures that we make regarding the consideration of the director candidate.

For a candidate to be considered for nomination at the 2016 annual meeting, the submission must be received by us no earlier than January 20, 2016 and no later than February 19, 2016.
Other Committees. The Board has established two other committees: an Executive Committee and a Finance Committee. The Executive Committee was established to exercise authority on behalf of our Board. In practice, the Executive Committee generally meets when it is impractical to call a meeting of the full Board. In addition, the Executive Committee is often asked by our Board to undertake a preliminary investigation of any issue or question. The Executive Committee currently consists of Messrs. Corcoran (Chair), Cotter, Hendrick, Lutz and Smith. The Executive Committee did not meet in 2014. The Finance Committee was established to exercise authority on behalf of our Board on finance matters and financial transactions, in particular where the matter at hand may require more frequent meetings and consultation than practical for the full Board. The Finance Committee currently consists of Messrs. Smith (Chair), Carlin, Ledsinger and Rozells. In 2014, the Finance Committee consented to four actions in writing.

Director Compensation
Our Board has approved a director compensation program pursuant to which each non-employee director receives base fees evenly split between an annual retainer and quarterly fees, plus the following leadership stipends, as applicable:

	Director Fees ($)
	2014	2015
Base Fees	125,000	150,000
Chair, Audit Committee	15,000	17,500
Member, Audit Committee	5,000	10,000
Chair, Compensation Committee	10,000	15,000
Chair, Corporate Governance and Nominating Committee	7,500	12,000
Lead Independent Director	10,000	20,000
Prior to 2015, we had paid our non-employee directors the cash value of their annual stock grants as a consequence of the most recent recession. Beginning in 2015, we returned to our customary practice of paying directors with shares of our common stock worth the amount of fees and retainer otherwise payable to them. Non-employee directors may elect to receive cash payments in lieu of stock with respect to some or all quarterly fees and leadership stipends in order to fund payments of taxes attributable to their compensation for serving as our directors.
The following table sets forth the compensation provided to our directors (other than Mr. Smith, whose compensation is discussed and summarized in Compensation Discussion and Analysis and the Summary Compensation Table included in this proxy statement) for service during all or part of 2014.

2014 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Glenn A. Carlin	140,000	—		140,000
Thomas J. Corcoran, Jr.	—	1,060,049	(a)	1,060,049
Robert F. Cotter	125,000	—		125,000
Christopher J. Hartung	137,500	—		137,500
Thomas C. Hendrick	125,000	173,750	(b)	298,750
Charles A. Ledsinger, Jr.	135,000	—		135,000
Robert H. Lutz, Jr.	135,000	—		135,000
Robert A. Mathewson	130,000	—		130,000
Mark D. Rozells	126,250	—		126,250
_____________________________

(a)
Mr. Corcoran is a FelCor employee and serves as Chairman of the Board. Mr. Corcoran and FelCor were previously parties to an employment agreement that expired on January 31, 2014. (His 2007 change-in-control agreement remains in effect.) Upon expiration of his employment agreement, the remaining 84,657 unvested shares of our common stock he previously purchased with restricted cash vested in full. After his employment agreement expired in January 2014, Mr. Corcoran was paid at an annual rate of $250,000 for serving as a director and chairing our Board, plus $100,000 annually for other services he provides to us, notably managing several redevelopment projects. For 2015, Mr. Corcoran’s compensation, as approved by our non-employee directors, consists of a base fee for serving as a director ($150,000), a stipend for chairing our Board ($115,000) and compensation for the other services he provides to us ($103,000), as well as reimbursement for club dues. As a FelCor employee, Mr. Corcoran participates in our 401(k) and our medical and health insurance programs. He also receives employee benefits generally available to our other employees, plus certain supplemental health benefits provided to our executive officers and reimbursement for his club dues. For 2014, Mr. Corcoran’s total compensation was $1,060,049, including base salary ($357,229), vested common stock (worth $655,991 on the vesting date), matching 401(k) contribution ($26,250), health benefits ($11,280) and club dues ($9,299).

(b)	Mr. Hendrick was engaged by us in 2014 to provide certain consulting services in connection with redeveloping the Knickerbocker Hotel, for which he was paid aggregate fees of $173,750 in 2014.

Risk Oversight
Our Board oversees an enterprise-wide approach to risk management, intended to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Our Board is actively involved in establishing and refining our business strategy, including assessing management’s appetite for risk and determining the appropriate level of risk for FelCor, overall. Our Board, various executives and other officers previously engaged in a formal enterprise risk management assessment, which involved a review and analysis of risk throughout the business. The assessment was facilitated by Towers Watson, an independent consulting firm. Towers Watson reported various findings to our Board that were subsequently considered by our Board and management and, where appropriate, integrated with our internal processes. We may conduct additional assessments in the future as circumstances warrant.
While our Board has ultimate oversight responsibility for the risk management process, various committees of our Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and from time to time discusses and evaluates matters of risk, risk assessment and risk management with our management team. The Compensation Committee is responsible for overseeing the management of risk associated with our compensation policies and arrangements. Finally, the Corporate Governance and Nominating Committee ensures that the internal rules and processes by which we are governed are appropriate and consistent with applicable laws and regulations. Our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Committee Charters and other governance documents are reviewed by the appropriate committees annually to confirm continued compliance, ensure that the totality of our risk management processes and procedures is appropriately comprehensive and effective and that those processes and procedures reflect established best practices.
Code of Conduct and Ethics. We have adopted a Code of Business Conduct and Ethics that is applicable to our directors, officers and employees. A copy of this code is available on our website at www.felcor.com. We will also post on our website any waivers of the provisions of the Code made with respect to any of our directors or executive officers.
Related Party Transactions. As they arise, we review all relationships and transactions in which we and our directors or executive officers, or their immediate family members, are participants to determine whether such persons have a direct or indirect material interest. Although we do not have a formal policy specifically addressing related-party transactions, our Code of Business Conduct and Ethics does cover conflicts of interest, generally, and applies to all of our officers, directors and employees. Under this code, conflicts of interest are prohibited as a matter of policy. If any officer, director or employee becomes aware of any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest, that person is required to report the transaction or relationship in writing to our president or general counsel. The code also provides guidelines on what may constitute conflicts of interest and sets forth standards to be followed in common situations where potential conflicts of interest may arise.
Mr. Corcoran and FelCor were parties to an employment agreement that was approved by our Board and expired in accordance with its terms on January 31, 2014. His compensation in 2014 under that agreement, as well as his current compensation program (which was approved by our independent directors), are discussed in Corporate Governance - Director Compensation. Mr. Smith and FelCor are parties to an employment agreement that was approved in its current substantive form by the Compensation Committee in 2012 and the terms of which are discussed in Compensation Discussion and Analysis. In 2014, at the direction of the remaining independent directors, after review by the Audit Committee, Mr. Hendrick was engaged by FelCor to provide certain consulting services relating to redeveloping the Knickerbocker Hotel and was paid certain fees in connection with that engagement as discussed in Corporate Governance - Independence and - Director Compensation.

Communications with Directors
Our Corporate Governance Guidelines provide that our stockholders and other interested parties may communicate their concerns about us and our business and affairs to our Board, the Chairman of the Board, or if the Chairman of the Board is a member of management, to the non-management directors, as a group, c/o our Lead Independent Director. These communications should be sent in the form of written correspondence by mail addressed to the Board c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062-3933, Attention: Secretary. The communication should indicate whether it is intended for the entire Board, the Chairman of the Board or the Lead Independent Director, as applicable, or the non-management directors, as a group. The Secretary will forward all such correspondence to the Chairman of the Board, the relevant committee chair or the Lead Independent Director, as applicable, who will determine what action, if any, will be taken concerning the correspondence and its contents. If the number of letters received through the foregoing process becomes excessive, the Board may consider approving a process for review, organization and screening of the correspondence by the Secretary or other appropriate person.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our NEO compensation program is designed to retain talented executives to lead FelCor, pay them fairly for their work and accomplishments and discourage unwarranted risk-taking. The Compensation Committee, which has principal responsibility for establishing and administering the program, regularly reviews the amount and mix of compensation and may change the program to keep our NEO compensation competitive or otherwise emphasize a particular set of objectives. The committee approves Mr. Smith’s compensation and, in consultation with Mr. Smith, determines and approves the compensation of Messrs. DeNicola, Hughes, Pentecost and Yellen. The committee believes that most of our NEOs’ compensation opportunity should be tied to performance, which motivates performance in-line with annual and long-term objectives, holds our NEOs accountable for business results and discourages unwarranted risk-taking. When formulating compensation, the committee also considers various market data and other factors, such as credentials, length of service, experience and individual performance.
Our NEO compensation program emphasizes market and financial performance by reference to total stockholder return, or TSR,1 and Adjusted EDITDA2 as critical performance criteria. Annual bonuses and long-term incentive (equity) awards are 100% at-risk based on performance. Annual bonuses were 50% at-risk based on financial performance (current year Adjusted EBITDA), 20% at-risk based on current-year market performance and 30% at risk based on corporate non-financial and individual performance.3 All NEO 2014 equity awards are entirely at-risk based on relative TSR over two, three and four-year periods. Our TSR is evaluated relative to similar hotel REITs, which we refer to as our Performance Peers, all of which are considered by the committee to be comparable to us in size, scope of business and assets, have shares that trade on the NYSE and compete for the same investors. Our Performance Peers are listed below under Our 2014 NEO Compensation Program - Pay for Performance. Reference to these companies provides a meaningful indication of our relative market performance.
2014 Performance and Critical Achievements

•	Adjusted EBITDA was $220.9 million, 5% more than target financial performance and 99% of superior financial performance.[4]

•	TSR was 46.0%, corresponding to the 100th percentile of our Performance Peers.

•	Increased our quarterly common stock dividend by 100% in November.

•	Substantially completed redeveloping the Knickerbocker Hotel, which successfully opened in February 2015.

•	Disposed of eight non-strategic hotels for gross proceeds of $169 million, all of which was used to repay outstanding debt.

•
Agreed to sell six more non-strategic hotels in various transactions for gross proceeds of $154 million, of which two of the six sales have closed since the end of 2014, with the proceeds used to repay outstanding debt, essentially completing the portfolio repositioning component of our strategic plan.

•	Reduced total leverage (debt to Adjusted EBITDA) by 1.4x to 7.0x (we expect to reach our targeted leverage range of 4x-5x in 2016).

•	Repaid the remaining $234 million of our 10% senior secured notes that matured in 2014.

•	Reduced our weighted average cost of debt to 5.35% from 6.31%.

•	Established the best debt maturity profile among our peers.
_______________
1 TSR is a market-based measure of the change in value of an investment in a company’s shares, taking into account share price appreciation and dividends paid, over a defined time period.
2 Adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, is a commonly-used metric used to assess financial performance. EBITDA is net income or loss (computed in accordance with GAAP) plus interest expense, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures (adjustments for unconsolidated partnerships and joint ventures are calculated to reflect unconsolidated EBITDA on the same basis).
3 Beginning with 2015, this portion of annual bonuses will be determined exclusively based upon individual performance in order to ensure that a sufficient portion of the bonus is tied to individual accountability.
4 We include a reconciliation of our non-GAAP financial measures, including EBITDA and Adjusted EBITDA, in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2014.

2014 NEO Realized Compensation. We had strong financial and market performances, and our NEOs’ 2014 realized compensation reflects these accomplishments. In particular, our TSR relative to our Performance Peers both for 2014 (which affected cash incentive compensation) and for 2012-13 (which determined realized equity compensation for all but Mr. Hughes, who did not receive RSUs in 2013 because he became an NEO after RSUs were awarded in 2013) corresponded to the 100th percentile. The table below summarizes each NEO’s 2014 realized compensation - what each of them actually “took home” during 2014 - relative to their respective compensation opportunities for superior performance.*

	Mr. Smith	Mr. Pentecost	Mr. DeNicola	Mr. Hughes	Mr. Yellen

Base Salary ($)	764,909	442,554	409,773	350,000	409,773
Cash Incentive Compensation ($)	1,324,376	443,421	402,892	245,548	410,575
Opportunity ($)	1,529,818	497,874	460,994	280,000	460,994
Actual Relative to Opportunity (%)	87%	89%	87%	88%	89%

Performance-Based Equity Compensation ($)	3,504,348	1,271,708	1,071,541	123,110	1,163,940
Opportunity ($)	3,729,649	1,354,692	1,236,297	135,155	1,229,978
Realized Relative to Opportunity (%)	94%	94%	87%	91%	95%

Total Realized Compensation ($)	5,593,633	2,157,683	1,884,206	718,658	1,984,288
Total Opportunity ($)	6,024,376	2,295,120	2,107,064	765,155	2,100,745
Actual Relative to Opportunity (%)	93%	94%	89%	94%	94%
__________________
*For realized equity compensation, the amounts shown reflect the value on December 26, 2014, when outstanding awards (including RSUs, time-based restricted stock awards, restricted cash and shares purchased with restricted cash), which were granted in 2011-13, vested. The corresponding compensation opportunity takes into account the value (at that date) of what each NEO was eligible for, as opposed to what was awarded, at the grant dates.
Our 2014 NEO Compensation Program
Base Salaries. Base salaries provide our NEOs with regular income at a threshold level and are generally increased annually to reflect company-wide cost-of-living adjustments (3% for 2014) or to account for exceptional performance and promotions.5 The committee may also adjust NEO base salaries in order to ensure that overall compensation opportunities are sufficient to retain executive talent in a competitive market place and fairly align the long-term interests of our NEOs with those of our stockholders.  No such market-based adjustments were made in 2014. In 2014, we paid our NEOs the following salaries:

Richard A. Smith	$764,909
Troy A. Pentecost	$442,554
Michael A. DeNicola	$409,773
Michael C. Hughes	$350,000
Jonathan H. Yellen	$409,773

_________________
5 For example, Mr. Hughes’ annual base salary increased by 46% at the beginning of 2014, taking into account his promotion to Chief Financial Officer.

Pay for Performance. Other than base salary, all NEO compensation is and will remain performance-rewarding. Approximately 88% of Mr. Smith’s 2014 potential total direct compensation and approximately 82% of our other NEOs’ 2014 potential total direct compensation was at-risk based on performance. The committee strongly believes that our NEOs should be rewarded appropriately for performance, most particularly where that performance is tangibly linked to or drives measurable benefits to our stockholders. Performance criteria should be ambitious but not create incentives that present a material and inappropriate risk and also sufficiently objective to permit a fair review of achievement. These criteria generally relate to furthering achievement of our strategic goals and may, from year to year, differ in terms of weight and character, as the committee deems advisable. The committee may also review and modify performance objectives, thresholds and criteria at any time in light of changes in circumstances. The committee retains the discretion, separate and apart from the customary annual bonus program, to award greater or lesser bonuses if pre-determined criteria are exceeded or not achieved, depending on circumstances. For 2014, the committee made no such modifications to performance objectives, thresholds or criteria and awarded no discretionary bonuses.
The committee targeted financial performance based upon a variety of factors, including budgets in 2014, industry projections, individual hotel markets and similar considerations. As in recent years, for 2014, the committee selected adjusted EBITDA to assess financial performance, as it provides a degree of stability when setting a range of performance in advance. With regard to financial performance, the committee anticipates continuing to use adjusted EBITDA to measure financial performance; however, it may use other metrics, such as adjusted funds from operations, in the future.6 The committee establishes a performance scale from threshold to superior performance. Typically, targeted performance is at the linear mid-point between threshold and superior performance, but not necessarily every year. Target weight: 50%.7
As illustrated below, for 2014, we had $220.9 million of adjusted EBITDA, which was 105% of targeted adjusted EBITDA ($210.7 million) and 99% of superior adjusted EBITDA (dollars in millions).

_______________
6 Performance criteria may be based on any of the following in the future: net earnings (either before or after interest, taxes, depreciation and amortization); economic value-added; sales or revenue; net income (either before or after taxes); operating earnings; cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital; return on assets (gross or net); return on stockholders’ equity; return on sales; gross or net profit margin; productivity; expense; margins; working capital; earnings per share; price per share of common stock; earnings as a percentage of average capital; earnings as a multiple of interest expense; business unit economic earnings; total capital invested in assets; funds from operations; and total stockholder return, any of which may be measured either in absolute terms, by comparison to comparable performance in an earlier period or periods, or as compared to results of a peer group, industry index, or other company or companies or business units.
7 Regardless of other performance, the committee has determined that no programmatic (as opposed to discretionary) bonuses should be paid unless we achieve at least a minimal level of pre-determined financial performance (for 2014: $189.5 million of Adjusted EBITDA).

The committee measured market performance by evaluating our TSR relative to our Performance Peers’ TSR.8 The committee identified the following Performance Peers in 2012 with the assistance of Pay Governance LLC, an independent compensation consulting firm: Ashford Hospitality Trust, DiamondRock Hospitality Company, Hersha Hospitality Trust, Hospitality Properties Trust, LaSalle Hotel Properties, RLJ Lodging Trust, Ryman Hospitality Properties, Inc., Strategic Hotels & Resorts, Inc., Summit Hotel Properties, Inc. and Sunstone Hotel Investors, Inc. The committee may eliminate or change the Performance Peers in the future to account for changes in the characteristics and circumstances of FelCor and any of the peer companies, as well as other factors deemed relevant at the time. Relative TSR is determined using the weighted-average trading price of our common stock and our Performance Peers’ common stock for the 20 trading days immediately preceding the beginning and end of the performance period.
For annual bonuses, the committee targets relative TSR over the year at the 50th percentile, with “threshold” and “superior” performance set at the 20th and 80th percentiles, respectively. Actual payouts are determined by linear interpolation along that scale. Target weight: 20%.
For long-term incentives, relative TSR is measured over two-, three- and four-year performance periods. RSUs granted in 2013 and 2014 are eligible to vest in three tranches, and the underlying shares of our common stock will be issued, at the end of the year following the relevant performance periods, based on the following performance schedule. Target weight: 100%.

Relative TSR Performance
Rank (Relative to Peers)	Percentile (Among Peer Group)	Payout (Relative to Target) (%)[9]
1	100th	200
2	90th	200
3	80th	175
4	70th	150
5	60th	125
6	50th	100
7	40th	50
8	30th	25
9	20th	—
10	10th	—
11	—	—
Our TSR, for each of the periods shown below, corresponded to the 100th percentile when compared to our Performance Peers.
_________________
8 In the future, based on circumstances at the time, the committee may elect to use another performance metric, including for example, absolute TSR or another market-based performance metric.
9 To the extent threshold performance is not achieved for a performance period, the relevant portion of an award will be forfeited.

For purposes of annual bonuses for 2014, the committee measured non-financial corporate performance that generally relates to our long-term strategy and other important operating or management goals. We continue to manage our portfolio to focus on hotels located in major urban markets and premier resorts, where hotels enjoy (i) high barriers to entry and correspondingly lower supply growth, (ii) superior projected revenue per available room, or RevPAR, growth and (iii) robust demand generators, which will provide our investors with higher growth but reduced volatility. In addition, our portfolio should contain hotels that, on a going-forward basis, we expect will grow cash flow at above-average rates. At the same time, to ensure that our stockholders can expect a stable, growing dividend, our overall leverage should be targeted at an appropriate long-term level, and our maturity profile should be staggered and extended, which will reduce financial risk throughout economic cycles. After the completion of each year, the committee confirms a composite level of performance. Target weight: 15% (0%, beginning with 2015).
For 2014, the committee established corporate performance criteria relating to our long-term strategy and other important operating or management goals, including: (i) selling hotels within or above Board-approved guidelines and unwinding our ten-hotel joint venture with Hilton; (ii) completing redevelopment work at the Knickerbocker Hotel project within the approved budget and timeframe; (iii) continuing our investor outreach program, including an updated perception study, follow-on “road shows” and an “analysts’ day”; (iv)  executing the Board-approved capital program at or below budget and on schedule; (v) increasing average daily rate index on a same-store basis compared to 2013, completing repositioning of our eight Wyndham hotels and completing operations plans for the Knickerbocker; and (vi) repaying debt with asset sale proceeds in accordance with our long-term deleveraging plan. The committee assessed corporate performance relative to each of these objectives, on an absolute and qualitative basis, and the committee determined that on an overall basis, corporate non-financial performance exceeded targeted performance but did not correspond to superior performance.
Each of our employees, including our NEOs, has individual performance objectives that are established at or near the beginning of each year. Mr. Smith reviews and approves the performance objectives of the Company’s other NEOs, and the committee reviews Mr. Smith’s performance objectives, which typically closely track our financial and non-financial corporate objectives. As with corporate non-financial performance, individual performance is reviewed and assessed after year-end by an employee’s direct supervisor or, in the case of Mr. Smith, by the Board and/or the committee, resulting in a composite level of performance from threshold to superior. Target Weight: 15% (30%, beginning with 201510).
All of our NEOs participate, to a greater or lesser extent, on a coordinated basis, in the analysis, execution and administration of matters nominally assigned to one or several NEOs. This cooperative environment is a critical component of the executive team’s continued success under Mr. Smith’s leadership. The goals and performance of individual NEOs often reflect weight assigned to corporate goals that take into account their functional responsibilities. By way of example, Mr. DeNicola continued his work redeveloping the Knickerbocker Hotel, while Mr. Pentecost led the effort to ready the hotel for a successful opening and future operations and Mr. Yellen was responsible for ensuring that the project proceeded in compliance with applicable law, various joint venture and condominium arrangements, loan covenants, tax planning, etc. Similarly, Mr. Hughes led the effort to complete the restructuring of our balance sheet, while Mr. DeNicola and the capital transactions group continued our multi-year non-strategic asset disposition program from which proceeds facilitated reducing our outstanding debt, Mr. Pentecost’s asset management group ensured that our hotels generally performed at or above targeted levels (both supporting disposition pricing and refinancing our core hotels) and the Legal Department, under Mr. Yellen’s leadership, attended to documenting and executing repayments and refinancing, as well as provided counsel regarding ongoing compliance and other legal issues. In this way, credit for performance - strong or weak - is allocated among our NEOs. The committee reviewed Mr. Smith’s performance, notably his overall leadership, reviewed with Mr. Smith his assessments of the individual performance of our other NEOs and confirmed that, generally, for 2014, each NEO’s individual performance met or exceeded targeted expectations. Those reviews took both quantitative metrics and subjective qualitative assessments into account.
___________________
10 In order to ensure that our NEO compensation program takes sufficient measure of individual performance and imposes accountability, the Compensation Committee determined in February 2015 that financial and market performance sufficiently measure corporate performance, and therefor, the remaining 30% of targeted annual bonuses will be determined based solely on individual performance.

2014 Annual Cash Bonuses. Mr. Smith’s and our other NEOs’ potential 2014 cash bonuses ranged from 50-200% and 37.5-112.5% (20%-80% for Mr. Hughes in 2014), respectively, of their base salaries, targeting the mid-points of those ranges. FelCor and each of our NEOs performed well above the pre-established targets in virtually every instance for 2014, and our NEOs were rewarded for that performance with the following cash bonuses, which also exceeded targeted levels.

	Mr. Smith	Mr. Pentecost	Mr. DeNicola	Mr. Hughes	Mr. Yellen
Financial Performance	$708,624	$232,654	$215,421	$129,698	$215,420
Market Performance	305,964	99,575	92,199	$56,000	92,199
Non-Financial Performance	154,894	53,107	49,173	$28,350	49,173
Individual Performance	154,894	58,085	46,099	$31,500	53,783
Total 2014 Bonus	$1,324,376	$443,421	$402,892	$245,548	$410,575
Long-term Incentives. In 2012, the committee approved a new long-term incentive program for our NEOs and began awarding restricted stock units, or RSUs, to our NEOs in 2013. RSUs granted in 2014, which entitle our NEOs to earn shares of common stock based upon relative TSR achieved over multiple years, reward long-term performance.11 They also serve as a critical NEO retention tool, ensuring a coherent and experienced leadership team that works together to refine and execute our strategy and build lasting long-term stockholder value. RSUs are eligible to vest in three tranches, and the underlying shares of our common stock will be issued, at the end of the year following the relevant performance period. The committee determines the target number of shares issuable when RSUs vest with reference to a percentage of each NEO’s base salary (275% for Mr. Smith and 175% for our other NEOs), divided by the closing price of our common stock when the award is approved.12 Dividends are not paid currently with respect to unvested RSUs; instead, dividends accrue and are paid only to the extent RSUs vest and shares are issued, or the cash value of such shares is paid.

_____________
11 The Compensation Committee and our Board may implement other award structures and performance criteria for subsequent awards in the future when such awards are authorized. See footnote 6 for a list of other potential performance criteria.
12 If, after measuring performance, an award would result in issuing more shares than our equity compensation plan has available, or allows to be issued, the excess above what is available or allowed, upon vesting, will be settled in cash, based on the then-current value of the excess shares that would otherwise have been issued.

The following table summarizes, for each NEO, (a) RSUs awarded to our NEOs in 2013, 2014 and 2015 and (b) the number of shares (including “phantom shares”13) that, based on performance, (i) vested at the end of 2014 with respect to RSUs awarded to our NEOs in 2013, as well as the accrued dividends that were paid with respect to those shares when they vested, and (ii) will be eligible to vest at the end of 2015 (assuming continued employment through the vesting date) with respect to RSUs awarded to our NEOs in 2013 and 2014. Since, as shown above, our relative TSR exceeded all of our peers’ TSR during the 2012-13, 2012-14 and 2013-14 performance periods, the maximum number of shares eligible to vest with respect to that performance (i.e., 200% of the target number of shares) have vested or will vest on the applicable vesting dates. None of the RSUs awarded in 2014 and 2015 have vested to date.

	Mr. Smith	Mr. Pentecost	Mr. DeNicola	Mr. Hughes[14]	Mr. Yellen
RSUs Awarded in 2013	378,191	139,243	128,928	—	128,928

RSUs Vested in 2014	126,064	46,415	42,976	—	42,976
Shares Issued in 2014	252,127	92,829	85,952	—	85,952
Accrued Dividends Paid with Respect to Shares that Vested in 2014	$20,170	$7,426	$6,876	$—	$6,876

RSUs Awarded in 2014	256,212	94,332	87,345	74,604	87,345

RSUs Eligible to Vest in 2015	211,468	77,859	72,091	24,868	72,091
Shares Eligible to be Issued in 2015	422,935	155,717	144,182	49,736	144,182

Remaining RSUs Awarded in 2013 and 2014(a)	296,871	109,301	101,206	49,736	101,206
RSUs Awarded in 2015	197,323	72,651	67,270	67,270	67,270
_________________________

(a)	Includes RSUs awarded in 2013 and 2014 that are not eligible to vest until after 2015.
CEO Employment Agreement. Other than Mr. Smith, none of our NEOs - and none of our other employees - have employment agreements. In 2007, we entered into an employment agreement with Mr. Smith, which we subsequently amended in 2012. His employment agreement currently provides for: (i) an annual term that ends on January 1st and renews automatically, unless a notice of non-renewal is delivered at least six months prior to the end of the then-current term; (ii) a $721,000 minimum base salary; (iii) eligibility for annual performance-based bonuses targeted at 125% of his base salary; and (iv) eligibility for annual grants in accordance with the equity compensation program authorized by the Compensation Committee. Mr. Smith’s employment agreement also incorporates the terms of his change-in-control and severance agreement, which continues in force without amendment since it was first entered into in 2007. For more information, see Change-in-Control and Severance Payments.
Other Compensation
Perquisites. We provide limited perquisites to our NEOs, although the committee reviews perquisites provided to NEOs and to executives at companies within our lodging REIT peers to evaluate whether our executive compensation remains competitive and fair. In addition, we do not make any tax gross-up payments on the limited perquisites we provide to them.

•
Each of our NEOs participates in the health and welfare benefit plans and other benefit programs generally available to all of our employees. In addition to these health and welfare benefit plans, each of our NEOs is eligible to participate in our supplemental health insurance program. We pay the cost for each NEO who participates in this program. Please see the Summary Compensation Table for a summary of the amounts paid on behalf of each NEO pursuant to this program.

________________
13 Our prior and current equity compensation plans limit awards granted in any year to an individual to 250,000 and 750,000 shares, respectively. The excess number of shares otherwise issuable, if any, will be settled in cash, based on the value of the shares that would otherwise vest but for the limitation on the relevant vesting dates.
14 Mr. Hughes was not awarded any RSUs in 2013 because he was promoted to Chief Financial Officer and became eligible for RSU awards as an NEO in mid-2013 after 2013 awards were granted.

•
We maintain a 401(k) plan for the benefit of all our employees. We make matching contributions to the 401(k) plan equal to 150% of amounts contributed by participating employees, subject to specified limits. Each NEO contributed at least $17,500 to our 401(k) plan in 2014, and we made the maximum matching contribution ($26,250) to our 401(k) plan on behalf of each NEO. We have no formal pension or retirement plan other than our 401(k) plan. The committee believes that providing additional retirement benefits to our NEOs at this time would be inconsistent with prevailing practices in the marketplace and difficult to justify to our other employees and investors.

Post-Termination Compensation. In October 2007, we entered into change-in-control and severance agreements with certain employees, including each NEO, and these agreements remain in effect and have not been modified. These agreements provide for payments and other benefits if the employee’s employment terminates for a qualifying event or circumstance, such as being terminated without “cause” or leaving employment for “good reason,” as these terms are defined in the agreements, following a change-in-control. Upon the termination of an NEO’s employment by us other than for cause, retirement or disability or by the NEO for good reason, the NEO would receive, among other benefits, a severance payment in an amount equaling 2.99 multiplied by the sum of his current base salary plus the greater of the NEO’s current year target cash bonus or average cash bonus for the preceding three years. The committee believes these arrangements are an important part of overall compensation for our NEOs and help secure their ongoing focus and commitment to building long-term value for our stockholders, without concern regarding their own continued employment, particularly prior to or following a change-in-control. These arrangements are also an important recruitment and retention device, as many of the companies with which we compete for executive talent have similar agreements in place for their executives and other officers. We provide additional information regarding these agreements, including definitions of key terms and quantification of benefits that would have been received by our NEOs had termination occurred on December 31, 2014, in Executive Compensation - Change-in-Control and Severance Payments.
Our Compensation Decision Process
General. The Compensation Committee meets regularly in advance of Board meetings and otherwise as our business requires throughout the year. From time to time, the committee invites other directors, management and such other persons as it deems appropriate to attend its meetings in order to assist it in carrying out its responsibilities. In discharging its duties, the committee has full access to all of our books, records, facilities, personnel, legal counsel and independent auditors. In addition, the committee has the power and authority to retain, at the Company’s expense, outside counsel or other experts as the committee may deem appropriate.

Customarily in the first quarter of each year, the committee reviews and approves any annual salary increases and equity compensation grants to our officers for that year, as well as cash bonus compensation for the prior year. The committee also establishes performance criteria for the current year at that time. As part of this annual process, the committee reviews corporate performance relative to established criteria and circumstances and events that arose during the prior year, as well as the individual performance of Mr. Smith (in his absence) and the other NEOs (together with Mr. Smith), and reports on these assessments to our other independent directors in executive session.
Program Review. The committee regularly reviews our compensation policies and practices, including our executive compensation program, which reflect a series of deliberations and adjustments made over the course of many years. The committee seeks to ensure that the compensation we provide to all of our employees, including our NEOs, is competitive with compensation offered by our peers. The committee engages compensation consulting firms to provide information, analysis and guidance and regularly considers data collected by these consultants, as well as internally generated information, to evaluate the marketplace and best practices. The committee also considers other factors, such as the credentials, length of service, experience and prior performance of each individual. In addition, Mr. Smith provides information regarding compensation of our other NEOs and the data and other factors considered by the committee.
Role of Compensation Consultant. The committee engages compensation consultants and advisors from time to time to provide it with information, analysis and guidance with respect to executive and director compensation. The committee assesses the independence of such consultants and advisors in accordance with SEC and NYSE rules. In December 2014, the committee engaged Pay Governance in connection with a regular review of director and executive compensation. The committee confirmed that Pay Governance had no conflicts of interests in connection with that engagement.
Benchmarking. For 2015, the Compensation Committee approved the following group of public companies, or the Benchmarking Group, at the recommendation of Pay Governance to compare our executive compensation program and director compensation program with those of similarly-situated companies that exemplify the businesses from which we might seek to recruit executives and that might similarly seek to recruit our executives.

Brandywine Realty Trust	Pennsylvania REIT
Chesapeake Lodging Trust	Post Properties, Inc.
Corporate Properties Trust	RLJ Lodging Trust
Diamond Rock Hospitality Company	Ryman Hospitality Properties Inc.
Hersha Hospitality Trust	Strategic Hotels & Resorts, Inc.
LaSalle Hotel Properties	Summit Hotel Properties, Inc.
Mack-Cali Realty Corporation	Sunstone Hotel Investors, Inc.
Pebblebrook Hotel Trust	Weingarten Realty Investors
The Benchmarking Group, which appropriately balances industry peers and other REITs of similar enterprise value and maturity, includes the eight self-managed Performance Peers, as well as eight additional equity REITs with shares traded on the New York Stock Exchange. The Compensation Committee may change the composition of the Benchmarking Group in the future to account for changes in the characteristics and circumstances of FelCor and any of the companies currently in the Benchmarking Group, as well as other factors deemed relevant at the time.
Delegation of Authority. In fulfilling its responsibilities, the committee may delegate any or all of its responsibilities to a member of the committee or to a subcommittee consisting of members of the committee. In 2014, the committee delegated to Mr. Ledsinger, its Chair, the authority to engage Pay Governance on the committee’s behalf. The committee made no other delegation in 2014.
Role of Our Executive Officers in Compensation Decisions. In 2014, Mr. Smith attended each general meeting of the committee, except where the committee considered his individual compensation arrangements. In particular, Mr. Smith regularly provided the committee with input concerning our compensation policies as they relate to all of our employees, including our other NEOs. In addition, Mr. Smith provided input to the committee based on his annual performance evaluation of each NEO. Mr. Yellen typically attended committee meetings, acting as its secretary, other than when the committee met in executive session without management. In addition, Mr. Yellen provided the committee with legal advice concerning compliance with corporate, securities and tax laws and regulations relevant to the committee’s activities and/or our compensation programs, as well as the committee’s charter.
Say-on-Pay; Investor Feedback. We provide our stockholders with the opportunity to cast an annual advisory vote on executive compensation. At our annual meeting of stockholders held in May 2014, a substantial majority of votes cast on the say-on-pay proposal were cast in favor of the proposal. The committee considered the result of this vote as an affirmation of its approach to executive compensation. The committee carefully considers investor feedback, including direct communications and the outcome of say-on-pay votes, when making compensation decisions for our NEOs.
Tax Deductibility of Executive Compensation. Section 162(m) of the Code limits the deductibility on our income tax return of compensation over $1 million paid to certain of our NEOs unless, in general, the compensation is paid pursuant to a plan that is performance-related, non-discretionary and has been approved by our stockholders. The committee has preserved the flexibility to compensate our NEOs in a manner designed to promote our corporate goals, including retaining and providing incentives to our NEOs, without requiring all compensation to be tax deductible. In addition, because we are a real estate investment trust that generally does not pay corporate income taxes, we believe our inability to deduct such compensation does not have a meaningfully adverse impact on us.

Compensation and Risk. Our compensation program rewards achievement that corresponds to our strategic plan and superior stockholder returns. Fixed salaries do not encourage risk-taking because they are not variable (based on performance or otherwise). Our performance-based NEO compensation has the following risk-limiting characteristics:

•	Mr. Smith’s bonus and the overall bonus pool are reviewed and approved by the committee, which is composed exclusively of independent directors;

•	annual bonuses are only paid after a review of diverse performance criteria, which limits the risk associated with any single indicator of performance over a relatively short period of time;

•	equity compensation is subject to fixed formulaic maximums;

•
equity compensation for our NEOs is entirely at-risk, both as to whether it is earned and how much is earned, based upon relative market performance achieved over the long-term, so our executives are only rewarded to the extent our performance benefits our stockholders over the same periods;

•	equity compensation for our NEOs is earned over multi-year periods, which further aligns our NEOs’ long-term interests with those of our stockholders;

•	executive bonuses and equity compensation are subject to recoupment, or claw-back, under certain circumstances; and

•
each of Mr. Smith, our other NEOs and certain other senior officers are subject to substantial stock ownership guidelines described above in Corporate Governance - Stock Ownership - Stock Ownership Guidelines.

In addition, the committee noted that the Company’s business is straightforward - we invest in long-term real estate assets on behalf of our stockholders, finance and manage those investments and, from time to time, sell non-strategic assets. All investment decisions (e.g., acquisitions, dispositions and redevelopment projects) are thoroughly reviewed with our Board or a designated committee through a transparent process; financing transactions are reviewed on a similar transparent basis. All such transactions are subject to the approval of our Board or a designated committee. To the extent we hedge or otherwise buy or sell derivatives, those transactions relate specifically to our business (e.g., energy contracts and interest rate hedges) and are reviewed by our Board, or if the dollar amount at issue is below pre-set levels by our management committee.
In light of the foregoing, the committee concluded that our compensation policies and practices do not create risks that are reasonably likely to a have a material adverse effect on the Company.
Related Policies
Recoupment. We will recoup incentive compensation previously paid to our NEOs in certain circumstances. This policy helps ensure that executives act in the best interests of the Company and its stockholders and requires any NEO to repay or return cash bonuses and/or performance-based equity awards if the Company issues a material restatement of its financial statements and the restatement was caused by the NEO’s intentional misconduct. The committee will consider the facts and circumstances and exercise business judgment in determining any appropriate amounts to recoup, as well as the timing and form of recoupment. The policy applies to bonuses and equity grants that are paid or made based upon performance.
Dividends. With respect to RSUs, dividends, when declared, accrue and are only paid to the extent RSUs have vested. Although dividends are paid currently on outstanding shares of our stock, including restricted stock, none of our NEOs has any restricted stock.
Hedging and Other Speculative Transactions. Our insider trading policy prohibits insiders, including our directors and NEOs, from entering into speculative transactions involving our securities, including short sales, buying and selling within the same six-month period and various hedging transactions. Under limited circumstances, buying and selling within the same six-month period may be permitted (e.g., for purposes of triggering tax losses), but such transactions are subject to review by Mr. Smith, Mr. Hughes or Mr. Yellen to ensure that they do not otherwise violate other prohibitions (e.g., trading while in possession of material non-public information). Similarly, under very limited circumstances, insiders may enter into hedging transactions with regard to their Company securities; however, all such transactions are subject to prior approval, may not be inherently speculative, and like any trading in Company securities, may only be executed pursuant to instructions given during limited trading windows. Under no circumstances may any such transactions be entered into by any Company insider with regard to Company securities that are subject to a risk of forfeiture (e.g., restricted stock and shares of stock that were purchased with restricted cash, to the extent they remain at risk of forfeiture). In 2014, no insider sought or obtained permission to engage in any of the foregoing transactions.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2014 and in this proxy statement.
________________
Charles A. Ledsinger, Jr. (Chair)
Glenn A. Carlin
Robert F. Cotter

2014 Summary Compensation Table

						Non-Equity Incentive Plan Compensation ($)
						Annual Performance-based Cash Bonus ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)			All Other Compensation ($)	Total ($)

Richard A. Smith President and Chief Executive Officer	2014	764,909	—	2,906,247	(a)	1,324,376	37,530	5,033,062
	2013	742,630	—	2,716,710	(a)	1,077,149	37,530	4,574,019
	2012	721,000	—	—	(b)	1,001,394	36,780	1,759,174

Troy A. Pentecost Executive Vice President and Chief Operating Officer	2014	442,554	—	1,070,017	(a)	443,421	37,530	1,993,523
	2013	429,665	—	1,000,071	(a)	364,579	37,530	1,831,845
	2012	417,150	—	—	(b)	340,709	36,780	794,639

Michael A. DeNicola Executive Vice President and Chief Investment Officer	2014	409,773	—	990,763	(a)	402,892	37,530	1,840,958
	2013	397,838	—	925,512	(a)	337,574	37,530	1,698,454
	2012	386,250	—	—	(b)	315,471	36,780	738,501

Michael C. Hughes Executive Vice President, Chief Financial Officer and Treasurer	2014	350,000	—	846,237	(a)	245,548	37,530	1,479,315
	2013	240,500	—	—		139,533	30,010	410,043

Jonathan H. Yellen Executive Vice President and General Counsel and Secretary	2014	409,773	—	990,763	(a)	410,575	37,530	1,848,641
	2013	397,838	—	925,512	(a)	337,574	37,530	1,698,454
	2012	386,250	—	—	(b)	315,471	36,780	738,501
___________________

(a)	Fair market value using a Monte Carlo simulation was based on the following:

	2014 award granted on February 20, 2014	2013 award granted on February 13, 2013
Closing stock price on date of grant	$8.21	$5.39
FelCor volatility	53.78%	62.55%
Average volatility of peers	35.69%	41.00%
Risk free interest rate	1.13%	0.64%
Grant date fair value per unit	$5.67	$3.59
For more information about our stock based compensation program, see Compensation Discussion and Analysis.

(b)
As discussed in the proxy statement for our 2013 annual meeting, in 2012, the Compensation Committee changed our executive equity compensation program from grants based on past performance to performance vesting grants. Under the prior program, grants were awarded after year-end, when prior year performance was known. Annual NEO grants awarded in February 2013 were forward looking grants, and our NEOs did not receive stock or restricted cash awards in respect of 2012.

All Other Compensation from Summary Compensation Table for 2014

Name	Company Contributions to Retirement and 401(k) Plans ($)	Perquisites(a) ($)	Total ($)
Richard A. Smith	26,250	11,280	37,530
Troy A. Pentecost	26,250	11,280	37,530
Michael A. DeNicola	26,250	11,280	37,530
Michael C. Hughes	26,250	11,280	37,530
Jonathan H. Yellen	26,250	11,280	37,530
________________

(a)	Supplemental executive health insurance premium.

Fiscal Year 2014 Grants of Plan-Based Awards

The following table sets forth information concerning possible payouts of incentive plan awards to our NEOs:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Richard A. Smith
Annual Performance-based Cash Bonus(a)	2/20/14	382,454	956,136	1,529,818	—	—	—	—	—
Equity Incentive Plan(b)	2/20/14	—	—	—	64,053	256,212	512,424	8.21	2,906,247

Troy A. Pentecost
Annual Performance-based Cash Bonus(a)	2/20/14	165,958	331,916	497,874	—	—	—	—	—
Equity Incentive Plan(b)	2/20/14	—	—	—	23,583	94,332	188,664	8.21	1,070,017

Michael A. DeNicola
Annual Performance-based Cash Bonus(a)	2/20/14	153,665	307,329	460,994	—	—	—	—	—
Equity Incentive Plan(b)	2/20/14	—	—	—	21,836	87,345	174,690	8.21	990,763

Michael C. Hughes
Annual Performance-based Cash Bonus(a)	2/20/14	70,000	175,000	280,000	—	—	—	—	—
Equity Incentive Plan(b)	2/20/14				18,651	74,604	149,208	8.21	846,237

Jonathan H. Yellen
Annual Performance-based Cash Bonus(a)	2/20/14	153,665	307,329	460,994	—	—	—	—	—
Equity Incentive Plan(b)	2/20/14	—	—	—	21,836	87,345	174,690	8.21	990,763
__________________

(a)	Determined with respect to 2014 performance.

(b)
For awards made under our RSU program earned based on future TSR relative to our Performance Peers. Fair value is estimated based on a Monte Carlo simulation. If an award would result in issuing more shares than our equity compensation plan has available, or allowed to be issued, the excess above what is available or allowed, upon vesting, will be settled in cash, based on the then-current value of the excess shares that would otherwise have been issued.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth information concerning shares of unvested restricted stock held by our NEOs at December 31, 2014:

	Stock Awards			Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(b)
Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(b)
Richard A. Smith	422,935	(a)	4,576,146	593,744	(c)	6,424,299
Troy A. Pentecost	155,717	(a)	1,684,847	218,604	(d)	2,365,284
Michael A. DeNicola	144,182	(a)	1,560,049	202,412	(e)	2,190,098
Michael C. Hughes	49,736	(a)	538,144	99,472	(f)	1,076,287
Jonathan H. Yellen	144,182	(a)	1,560,049	202,412	(e)	2,190,098
____________________

(a)	These shares are eligible to vest in full on December 27, 2015.

(b)	Based on the closing price for FelCor’s common stock the last trading day of 2014 (December 31, 2014) ($10.82 per share).

(c)	If the performance criteria is met, 422,936 of these awards will vest on December 27, 2016 with the remainder vesting on December 27, 2017.

(d)	If the performance criteria is met, 155,716 of these awards will vest on December 27, 2016 with the remainder vesting on December 27, 2017.

(e)	If the performance criteria is met, 144,182 of these awards will vest on December 27, 2016 with the remainder vesting on December 27, 2017.

(f)	If the performance criteria is met, 49,736 of these awards will vest on December 27, 2016 with the remainder vesting on December 27, 2017.

Stock Vested in 2014

	Stock Awards
Name	Number of Shares Vested (#)		Value upon Vesting ($) (b)

Richard A. Smith	252,127	(a)	2,791,046
Troy A. Pentecost	92,829		1,027,617
Michael A. DeNicola	85,952		951,489
Michael C. Hughes	—		—
Jonathan H. Yellen	85,952		951,489
_____________________

(a)	This includes 2,157 shares of phantom stock, the value of which was paid in cash at vesting.

(b)	Based on the closing price of our common stock on the vesting date ($10.99) and inclusive of accrued dividends that were paid with respect to those shares when they were vested.

Equity Compensation Plan Information
With respect to our 2014 Equity Compensation Plan, the following table sets forth, as of December 31, 2014, the number of shares to be issued upon exercise of outstanding options, warrants and rights, weighted average exercise price of outstanding options, warrants and rights, and the number of securities remaining available for future issuance.

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance
Equity compensation plan approved by security holders	1,422,519	$—	6,003,250
Termination or Change-in-Control Payments
Change-in-Control and Severance Agreements. In 2007 we entered into change-in-control and severance agreements with each of our NEOs and certain other key employees. Each of these agreements automatically renews at calendar year end for successive one-year terms unless terminated. In the event of a potential change-in-control, each NEO agrees to remain in our employ until the earlier of one year following the potential change-in-control or six months following an actual change-in-control. Following a change-in-control, an NEO will be entitled to the immediate vesting of all equity compensation and other benefits previously awarded or credited to his account (which is also required by the terms of our equity grants). In addition, if an NEO’s employment is terminated by us other than for disability, retirement, or “cause” (or by the NEO for good reason), the NEO also will be entitled to a lump sum severance payment equal to 2.99 multiplied by the sum of that NEOs then-current base salary, plus the greater of (i) his average cash bonus (annualized for partial years of service) paid over the preceding three years of employment (or a shorter period, if employed less than three years) or (ii) his target cash bonus for the current year. We will “gross-up” the severance payment to cover excise taxes, if any, on the benefits, thereby providing such benefits to the employee on a net basis, after payment of excise taxes; this provision is part of the 2007 agreements and predecessor agreements and has not been modified in any respect since 2007. For purposes of these agreements,

•
A change-in-control occurs whenever: (i) any person or group is or becomes the beneficial owner of 35% or more of our outstanding voting securities; (ii) a majority of our Board is comprised of persons designated by any person who has entered into an agreement with us to become a 35% or more beneficial owner or to effect a merger or consolidation transaction, or of persons other than those persons constituting our Board on the date of these agreements; (iii) our stockholders approve either a merger or consolidation of us with any other corporation or a plan or agreement under which all or substantially all of our assets would be liquidated, distributed, sold or otherwise disposed of; or (iv) our Compensation Committee adopts a resolution to the effect that, in the judgment of the committee, a change-in-control has effectively occurred.

•
Good reason, means, among other things and subject to certain limitations, any of the following events following a change-in-control: (i) the assignment of any duties inconsistent with his or her status as an NEO or any substantial reduction in or restriction upon the nature, status or extent of his responsibilities or authority as compared to immediately prior to the change-in-control; (ii) a reduction in the NEO’s annual base salary, as in effect immediately prior to the change-in-control, except for across-the-board salary reductions similarly affecting all of our executives and all executives of any person then in control of FelCor; (iii) the relocation of our principal executive offices, or the office where the employee is required to perform his or her duties, to a location more than 25 miles away; (iv) our failure to pay the NEO any portion of his then-current compensation, or any portion or installment of deferred compensation, within five days of the date the payment is due; or (v) our failure to continue any compensation or benefit plan that the NEO was participating in immediately prior to the change-in-control.

Our equity grants typically provide that if the Company undergoes a change-in-control, all restrictions on the restricted stock and/or RSUs granted by the agreement are deemed to have expired as of the date preceding such event. Other than in connection with retirement and Mr. Smith’s employment, as discussed below, we are not required to provide any other benefits upon any other resignation or termination.
Mr. Smith’s Employment Agreement. Mr. Smith’s employment agreement provides that, upon termination due to death or disability, or for termination by the Company without cause or upon his resignation for good reason: (i) Mr. Smith (or his estate) will be entitled to receive an amount equal to his base salary payable during the remainder of the term; (ii) any outstanding stock options, awards of restricted stock and other benefits previously awarded or credited to his account will immediately vest; (iii) Mr. Smith, and his covered dependents, as applicable, will be entitled to continued medical and dental benefits for the remainder of the term and COBRA benefits beyond the term; and (iv) Mr. Smith (or his estate) will be entitled to a gross-up payment for federal, state and local taxes resulting from such medical and dental benefits. If Mr. Smith’s employment is terminated for cause, or if he resigns without good reason, he is not entitled to the foregoing benefits. Under Mr. Smith’s employment agreement:

•
Good reason means: (i) the assignment to Mr. Smith of any duties inconsistent with his status as our senior executive officer or any substantial reduction in or restriction upon the nature, status or extent of his responsibilities; (ii) a reduction by us in Mr. Smith’s base salary, except for across-the-board reductions similarly affecting all of our executives; and (iii) any circumstance constituting a good reason following a change-in-control under our standard form of change-in-control and severance agreement described above; and

•	Change-in-control has the same meaning as in our standard change-in-control and severance agreement described above.
To the extent that any transaction would result in Mr. Smith being entitled to exercise rights or receive benefits under both his employment agreement and his change-in-control and severance agreement, he is entitled to elect the rights and benefits he wishes to receive but may not receive the same rights or benefits under both agreements.

Termination or Change-in-Control Payments. The following table shows the payments upon termination or a change-in-control that each of our NEOs would have received had that triggering event occurred on December 31, 2014:

Name	Benefit	Before Change-in-Control Termination w/o Cause or for Good Reason		After Change-in-Control Termination w/o Cause or for Good Reason		Voluntary Termination	Death		Disability		Change-in-Control
Richard A.	Salary and Bonus	1,529,818		5,678,654		—	1,529,818		1,529,818		—
Smith	Vesting of Restricted Stock Units(a)	11,000,445		11,000,445		—	11,000,445		11,000,445		11,000,445
	Vesting of Restricted Cash	—		—		—	—		—		—
	Benefit Plans	90,183	(b)	82,463	(c)	—	90,183	(b)	90,183	(b)	—
	Excise Tax Gross Up	—		—		—	—		—		—
	Total Value	12,620,446		16,761,562		—	12,620,446		12,620,446		11,000,445

Troy A.	Salary and Bonus	—		2,468,116		—	—		—		—
Pentecost	Vesting of Restricted Stock Units(a)	—		4,050,131		—	4,050,131		4,050,131		4,050,131
	Vesting of Restricted Cash	—		—		—	—		—		—
	Benefit Plans	—		81,227	(c)	—	—
	Excise Tax Gross Up	—		—		—	—		—		—
	Total Value	—		6,599,474		—	4,050,131		4,050,131		4,050,131

Michael A.	Salary and Bonus	—		2,277,638		—	—		—		—
DeNicola	Vesting of Restricted Stock Units(a)	—		3,750,147		—	3,750,147		3,750,147		3,750,147
	Vesting of Restricted Cash	—		—		—	—		—		—
	Benefit Plans	—		81,703	(c)	—	—		—		—
	Excise Tax Gross Up	—		—		—	—		—		—
	Total Value	—		6,109,488		—	3,750,147		3,750,147		3,750,147

Michael C.	Salary and Bonus	—		787,500		—	—		—		—
Hughes	Vesting of Resctricted Stock Units(a)			1,614,431			1,614,431		1,614,431		1,614,431
	Vesting of Restricted Cash	—		79,900		—	79,900		79,900		79,900
	Benefit Plans	—		74,254		—	—		—		—
	Excise Tax Gross Up	—		438,449		—	—		—		—
	Total Value	—		2,994,534		—	1,694,331		1,694,331		1,694,331

Jonathan H.	Salary and Bonus	—		2,285,296		—	—		—		—
Yellen	Vesting of Restricted Stock Units(a)	—		3,750,147		—	3,750,147		3,750,147		3,750,147
	Vesting of Restricted Cash	—		—		—	—		—		—
	Benefit Plans	—		80,008	(c)	—	—		—		—
	Excise Tax Gross Up	—		—		—	—		—		—
	Total Value	—		6,115,451		—	3,750,147		3,750,147		3,750,147
____________________

(a)	The value shown is based on the closing price of our common stock on December 31, 2014 ($10.82 per share).

(b)
Amount shown reflects cost of health, dental and supplemental health insurance coverage for the individual and his family, through the expiration of his employment contract, plus continued coverage under COBRA.

(c)
Benefit plans include, for a period of 24 months following termination, health and dental insurance coverage for the individual and his family; group term life insurance equal to annual base salary; disability insurance; and supplemental health insurance coverage.

GENERAL INFORMATION
Outstanding Shares
As of March 4, 2015, 124,871,811 shares of our common stock were outstanding. Each share of common stock outstanding is entitled to one vote on each matter presented.
Notice of Internet Availability of Proxy Materials
Pursuant to SEC rules, we are providing access to our proxy materials over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. Your Notice of Internet Availability of Proxy Materials or proxy card contains instructions on how to access our proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials by mail.
Requesting Proxy Materials
You may request, without charge, a full set of our proxy materials, including our Annual Report on Form 10-K for the year ended December 31, 2014, for one year following the annual meeting of stockholders.  If a broker or other nominee holds your shares of record, you may request a full set of our proxy materials by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you received or by written request directed to Secretary, FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas, 75062-3933.
Revocability of Proxy
You may revoke your proxy before it is voted by submitting a new proxy with a later date, voting in person at the meeting or notifying our corporate Secretary in writing at the address below.
How We Solicit Proxies
In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone. We pay the costs of soliciting the proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.
Voting Procedures
In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by us are not voted and do not count for this purpose. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum.
If you hold your shares in street name and do not provide voting instructions to your broker, the shares may be counted as present at the meeting for the purpose of determining a quorum and may be voted on Proposal 4 at the discretion of your broker. Such shares will not be voted at the discretion of your broker on Proposals 1, 2 and 3 and will have no effect on the outcome of proposals 1 and 3 and will have an effect of a vote against Proposal 2.
Householding
“Householding” occurs when a single copy of our Notice of Internet Availability of Proxy Materials or our Annual Report and proxy statement sent to any household at which two or more stockholders reside if they appear to be members of the same family. Although we do not “household” for registered stockholders, a number of brokerage firms have instituted householding for shares held in street name. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards, and householding will not affect the mailing of account statements or special notices in any way. If you wish to receive separate copies of our Notice of Internet Availability of Proxy Materials or our Annual Report and proxy statement in the future, please contact the bank, broker or other nominee through which you hold your shares.

Stockholder Proposals for Next Year
For stockholder proposals to be brought before the 2016 annual meeting of our stockholders, our bylaws provide that the proposing stockholder must give written notice to our Secretary, which must be delivered not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. Any stockholder proposal received before January 20, 2016 or after February 19, 2016 will be considered untimely and may be voted upon by the named proxies in accordance with their best judgment. A stockholder who wishes to have a proposal included in our proxy statement for the 2016 annual meeting of our stockholders must deliver that proposal in writing to us not later than December  , 2015. All proposals should be submitted to the attention of our Secretary at our principal executive offices at the address below. All proposals must be in writing and otherwise in compliance with applicable SEC requirements and our bylaws.
Questions
If you have questions or need more information about the annual meeting, you may write to:
FelCor Lodging Trust Incorporated
545 E. John Carpenter Freeway, Suite 1300
Irving, Texas 75062-3933
Attention: Secretary
You may also call us at (972) 444-4900 or send us an email at information@felcor.com. We also invite you to visit our website at www.felcor.com.

APPENDIX A

ARTICLES OF AMENDMENT AND RESTATEMENT
OF
FELCOR LODGING TRUST INCORPORATED

FIRST: FelCor Lodging Trust Incorporated, a Maryland corporation (the “Corporation”), desires to amend and restate its charter.

SECOND: The following provisions are all the provisions of the charter of the Corporation currently in effect and as hereinafter amended, with effect on the date these Articles of Amendment and Restatement are accepted for record by the State Department of Assessment and Taxation of the State of Maryland (the “Effective Date):

ARTICLE I.
NAME

The name of the Corporation is FelCor Lodging Trust Incorporated.

ARTICLE II.
NATURE OF BUSINESS OR PURPOSES

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law.

In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

Without limiting the generality of the foregoing purpose, at such time or times as the Board of Directors determines that it is in the interest of the Corporation and its stockholders that the Corporation engage in the business of, and conduct its business and affairs so as to qualify as, a real estate investment trust (as that phrase is defined in the Internal Revenue Code of 1986, as amended (the “Code”)), the purpose of the Corporation shall include engaging in the business of a real estate investment trust (“REIT”). This reference to such purpose shall not make unlawful or unauthorized any otherwise lawful act or activity that the Corporation may take that is inconsistent with such purpose.

ARTICLE III.
PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the Corporation’s principal office in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The name and address of its resident agent is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201.

ARTICLE IV.
CAPITAL STOCK

A.    Authorized Shares. The total number of shares of capital stock that the Corporation shall have authority to issue is Two Hundred Twenty Million (220,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of Common Stock, of the par value of One Cent ($0.01) each, and Twenty Million (20,000,000) shares of Preferred Stock, of the par value of One Cent ($0.01) each, amounting in aggregate par value to Two Million Two Hundred Thousand Dollars ($2,200,000.00)

B.    The following is a description of each class of the capital stock that the Corporation shall have authority to issue, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof to the extent applicable thereto:

Common Stock.

(1)Dividend Rights. Subject to the rights of any series of Preferred Stock created pursuant to the further provisions of this Section B of this Article and subject to the terms of Article V hereto, the holders of shares of Common Stock shall be entitled to receive such dividends as may be declared thereon by the Board of Directors out of funds legally available therefor.

(2)Voting Rights. Subject to the rights of the holders of any series of Preferred Stock created pursuant to the further provisions of this Section B of this Article, the holders of shares of the Common Stock shall possess all of the voting power of the capital stock of the Corporation and shall have the exclusive right to vote upon, authorize and approve any and all matters which may properly come before the stockholders of the Corporation. Each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held by such stockholder.

(3)Rights upon Liquidation. Subject to the rights of any series of Preferred Stock created pursuant to the further provisions of this Section B of this Article and subject to the terms of Article V hereto, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock, that portion of the assets of the Corporation available for distribution to the holders of its Common Stock.

Preferred Stock.

(1)Subject to the provisions of sections D. and E. of this Article IV, the Board of Directors of the Corporation is hereby authorized and empowered to classify or reclassify, in one or more series, any of the unissued shares of the Preferred Stock of the Corporation by establishing the number of shares of such series and by setting, changing or eliminating any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and condition of redemption of such shares, all of which shall be set forth in articles supplementary to this Charter executed, acknowledged, filed and recorded in the manner required by the Maryland General Corporation Law (“Articles Supplementary”), and as may be permitted by the Maryland General Corporation Law.
(2)The Board of Directors of the Corporation has previously classified 12,950,000 shares of Preferred Stock as $1.95 Series A Cumulative Convertible Preferred Stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and condition of redemption of which are set forth on Exhibit A attached to this Charter and hereby made a part hereof, and 67,980 shares of Preferred Stock as 8% Series C Cumulative Redeemable Preferred Stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and condition of redemption of which are set forth on Exhibit B attached to this Charter and hereby made a part hereof.

C.    Issuance of Stock. The Board of Directors is hereby authorized and empowered to authorize the issuance by the Corporation from time to time of shares of any class of capital stock of the Corporation, whether now or hereafter authorized, or securities convertible into shares of capital stock of any class or classes, whether now or hereafter authorized, for such consideration and on such terms and conditions as may be deemed advisable by the Board of Directors and without any action by the stockholders.

D.    Restrictions on Transfer; Designation of Shares-in-Trust.

(1)    Definitions. For purposes of this Section D, the following terms shall have the following meanings:

“Beneficial Ownership” shall mean ownership of Equity Stock by a Person who would be treated as an owner of such shares of Equity Stock either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) and Section 170(c) of the Code which are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of subsection E.(1) of this Article IV.

“Board of Directors” shall mean the Board of Directors of the Corporation.

“Bylaws” shall mean the Bylaws of the Corporation, as amended.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Constructive Ownership” shall mean ownership of Equity Stock by a Person who would be treated as an owner of such shares of Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Equity Stock” shall mean authorized capital stock of the Corporation that is either Preferred Stock or Common Stock and shall include all shares of Preferred Stock or Common Stock that are held as Shares-in-Trust in accordance with the provisions of section E. of this Article IV.

“Market Price” shall mean, on any date and with respect to any Equity Stock, the average of the Closing Price for the five consecutive Trading Days ending on such date. The “Closing Price” shall mean, on any date and with respect to any Equity Stock, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such Equity Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if such Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices of such Equity Stock as furnished by a professional market maker, selected by the Board of Directors of the Company, then making a market in such Equity Stock. “Trading Day” shall mean a day on which the principal national securities exchange on which such Equity Stock is listed or admitted to trading is open for the transaction of business or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Ownership Limit” shall mean, with respect to each class of Equity Stock of the Corporation outstanding as of any particular time, 9.9% of the total number of such shares of such class of Equity Stock outstanding as of such time.

“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit, including, but not limited to, the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of subsection E.(5) of this Article IV.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company, government or agency or subdivision thereof, charitable organization, or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of subsection D.(3) of this Article IV, would own record title to shares of Equity Stock.

“REIT” shall mean a Real Estate Investment Trust under Section 856 of the Code.

“Restriction Termination Date” shall mean the date on which the Board of Directors and the stockholders of the Corporation determine, in accordance with the provisions of Article VI hereof, that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

“Trust” shall mean any separate trust created pursuant to subsection D.(3) of this Article V and administered in accordance with the terms of section E. of this Article IV, for the exclusive benefit of any Beneficiary.

“Trustee” shall mean any person or entity unaffiliated with both the Corporation and any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

(2)    Restriction on Transfers.

(a)Except as provided in subsection D.(9) of this Article IV, prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Equity Stock in excess of the Ownership Limit.

(b)Except as provided in subsections D.(9) and D.(12) of this Article IV, prior to the Restriction Termination date, any Transfer that, if effective, would result in any Person Beneficially Owning or

Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(c)Notwithstanding any other provision herein, except for subsection D.(12) of this Article IV, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Stock being directly or indirectly owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio in its entirety; and the intended transferee shall acquire no rights in such shares of Equity Stock.

(d)Notwithstanding any other provision herein, except for subsection D.(12) of this Article IV, prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(e)Notwithstanding any other provision herein, except for subsection D.(12) of this Article IV, prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Corporation Constructively Owning 10% or more of the ownership interests in any tenant or subtenant of the Corporation’s real property (including the real property held by FelCor Suites Limited Partnership and any other partnership in which the Corporation owns an interest), within the meaning of Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Equity Stock in excess of the number that could have been Transferred without such result; and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(f)Notwithstanding any other provision herein, except for subsection D.(12) of this Article IV, prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would cause the Corporation to fail to qualify as a REIT shall be void ab initio as to the Transfer of that number of shares of Equity Stock in excess of the number that could have been Transferred without such result; and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(3)    Transfer in Trust.

(a)If, notwithstanding the other provision contained in this Article IV, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person would either Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, (i) except as otherwise provided in subsection D.(9) of this Article IV, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the Equity Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Equity Stock which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit; and (ii) such number of shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of section E. of this Article IV, transferred automatically and by operation of law to and held in a Trust. Such transfer to a Trust and the designation of the shares as Shares-in-Trust shall be effective as of the close of business on the business day next preceding the date of the purported Transfer or Non-Transfer Event, as the case may be.

(b)If, notwithstanding the other provisions contained in this Article IV, prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Corporation either to become “closely held” within the meaning of Section 856(h) of the Code, to Constructively Own 10% or more of the ownership interests in any tenant or subtenant of the Corporation’s real property (including the real property held by FelCor Suites Limited Partnership and any other partnership in which the Corporation owns an interest) within the meaning of Section 856(d)(2)(B) of the Code, or otherwise to fail to qualify as a REIT (other than as a result of a violation of the requirement, contained in Section 856 (a)(5) of the Code, that a REIT have at least 100 shareholders), then (i) the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the Equity Stock with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of shares of Equity Stock, the ownership of which by such purported transferee or record holder would cause the Corporation either to be “closely held” within the meaning of Section 856(h) of the Code, to violate the 10% limitation of Section 856(d)(2)(B) of the Code or otherwise to fail to qualify as a REIT (other than as a result of a violation of the 100 shareholder requirement of Section 865(a)(5) of the Code; and (ii) such number of shares of Equity Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of section E. of this Article IV, transferred automatically and by operation of law to a Trust to be held therein in accordance with that section E. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the close of business on the business day next preceding the date of the Transfer or Non-Transfer Event, as the case may be.

(4)    Remedies for Breach. If the Corporation or its designees at any time shall determine in good faith that a Transfer has taken place in violation of subsection D.(2) of this Article IV or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of subsection D.(2) of this Article IV, the Board of Directors shall be authorized and empowered to take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

(5)    Notice of Restricted Transfer. Any Person who attempts to acquire or acquires shares of Equity Stock in violation of subsection D.(2) of this Article IV, or any Person who holds record title to any shares of Equity Stock that were transferred to a Trust pursuant to the provisions of subsection D.(3) of this Article IV, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such purported Transfer or the Non-Transfer Event, as the case may be, on the Corporation’s status as a REIT.

(6)    Owners Required to Provide Information. Prior to the Restriction Termination Date:

(a)Each person who is a Beneficial Owner or Constructive Owner of more than 5% (or such lower percentage as may be required pursuant to the Code or regulations issued under the Code) of the outstanding Equity Stock of the Corporation shall, no later than January 30 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

(b)Each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including a stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation, promptly following any request therefor, such information as the Corporation may deem necessary in order to determine the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

(7)    Remedies Not Limited. Except for the provisions of subsection D(12), nothing contained in this Article IV shall limit the authority of the Board of Directors to take any and all lawful actions, whether or not specifically set forth herein, as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preserving the Corporation’s status as a REIT and by ensuring compliance with the Ownership Limit.

(8)    Ambiguity. In the case of an ambiguity in the application of any of the provisions of sections D. or E., including but not limited to any definition contained in subsection D.(1), of this Article IV, the Board of Directors shall have the power to finally resolve such ambiguity and interpret the provisions hereof with respect to any situation, based on the facts known to it.

(9)    Exception. The ownership limitations set forth in subsections D.(2) and/or D.(3) of this Article IV shall not apply to the acquisition of shares of Equity Stock of the Corporation by an underwriter in a public offering of those shares or in any transaction involving the issuance of shares of Equity Stock by the Corporation in which the Board of Directors determines that the underwriter or other person or party initially acquiring those shares will timely distribute those shares to or among others so that, following such distribution, the ownership of those shares will not be in violation of subsections D.(2) and/or D.(3) of this Article IV. The Board of Directors, in the exercise of its sole and absolute discretion, may exempt from the operation of subsections D.(2) and/or D.(3) of this Article IV certain specified shares of Equity Stock of the Corporation proposed to be transferred to, and/or owned by, a person who has provided the Board of Directors with such evidence, undertakings and assurances as the Board of Directors may require that such transfer to, and/or ownership by, such person of the specified shares will not prevent the continued qualification of the Corporation as a REIT under the Code and the regulations issued under the Code. The Board of Directors may, but shall not be required, to condition the grant of any such exemption upon the obtaining of an opinion of counsel, a ruling from the Internal Revenue Service or such other assurances as the Board of Directors shall deem to be satisfactory.

(10)    Legend. Each certificate for Equity Stock, in addition to any other legend that may be placed thereon, shall bear the following legend:

“The shares of Equity Stock represented by this certificate are subject to restrictions on transfer for the purpose of maintaining the Corporation’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). No Person may at any time (1) Beneficially Own or Constructively Own shares of any class of Equity Stock in excess of 9.9% (or such other percentage as may be determined by the Board of Directors of the Corporation) of the total number of shares of such class of Equity Stock outstanding as of such time; (2) Beneficially Own Equity Stock which would result in the Corporation being “closely held” under Section 856(h) of the Code; or (3) Constructively Own Equity Stock which would result in the Corporation Constructively Owning 10% or more of the ownership interests in any tenant or subtenant of the Corporation’s real property (including the real property held by FelCor Suites Limited Partnership and any other partnership in which the Corporation owns an interest), within the meaning of Section 856(d)(2)(B) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Corporation in writing. If the restrictions above are violated, the shares of Equity Stock represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust. All capitalized terms in this legend have the meanings assigned to them in the Corporation’s Charter, as the same may be further amended from time to time. The shares of Equity Stock represented by this certificate are subject to all of the provisions of the Charter and Bylaws of the Corporation, each as amended from time to time, to all of which the holder, by acceptance hereof, assents.

The Corporation will furnish to any stockholder, upon request and without charge, a copy of its Charter and Bylaws, and all amendments thereto, setting forth the restrictions on transfer and a statement of (i) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, (ii) the differences in the relative rights and preferences between the shares of each series of each class of the stock which the Corporation is authorized to issue to the extent they have been set by the Board of Directors and (iii) the authority of the Board of Directors to set the relative rights and preferences of subsequent series of stock of the Corporation.”

(11)    Severability. If any provision of this Article IV of any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

(12)    New York Stock Exchange Transaction. Nothing in this amended and restated Charter shall prohibit the settlement of any transaction entered into through the facilities of the New York Stock Exchange. The immediately preceding sentence shall not limit the authority of the Board of Directors to take any and all actions it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT, so long as such actions do not prohibit the settlement of any transactions entered into through the facilities of the New York Stock Exchange.

E.    Shares-in-Trust.

(1)    Trust. Any shares of Equity Stock transferred to a Trust and designated Shares-in-Trust pursuant to subsection D.(3) of this Article IV shall be held by the Trustee for the exclusive benefit of the Beneficiary. The Corporation shall name a beneficiary or beneficiaries of each Trust within five (5) business days after receipt of written notice of the existence thereof. Any transfer to a Trust and designation of shares of Equity Stock as Shares-in-Trust, pursuant to subsection D.(3) of this Article IV, shall be effective as of the close of business on the business day next preceding the date of the purported Transfer or Non-Transfer Event that results in the transfer to such Trust. Shares-in-Trust shall remain issued and outstanding shares of Equity Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Equity Stock of the same class and series. When transferred to a Permitted Transferee, in accordance with the provisions of subsection E.(5) of this Article IV, such Shares-in-Trust shall be released from the Trust and cease to be designated as Shares-in-Trust.

(2)    Dividend Rights. The Trustee, as the record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions as may be declared by the Board of Directors of the Corporation on such shares of Equity Stock and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trustee the amount of any dividends or distributions received by it that (i) are attributable to any shares of Equity Stock designated Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all lawful measures that the Board of Directors determines to be reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of subsection D.(3) of this Article IV, would Constructively Own or Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation’s receipt or withholding thereof, shall pay over to the Trustee for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

(3)    Rights upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each Trustee of Shares-in-Trust shall be entitled to receive, ratably with each other holder of Equity Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class and series of Equity Stock. The Trustee shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this subsection E.(3) in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the Equity Stock and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market

Price on the date of such Non-Transfer Event or purported Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

(4)    Voting Rights. The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of shares of Equity Stock prior to the discovery by the Corporation that the shares of Equity Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust and the Prohibited Owner shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust of the shares of Equity Stock under subsection E.(3) of this Article IV, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in the manner in which the Trustee, in its sole and absolute discretion, desires.

(5)    Designation of Permitted Transferee. The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. As soon as reasonably practicable, but in an orderly fashion so as not to materially adversely affect the Market Price of the Shares-in-Trust, the Trustee shall designate one or more Persons as Permitted Transferees, provided, however, that (i) each such Permitted Transferee so designated shall purchase for valuable consideration (whether in a public or private sale) the Shares-in-Trust and (ii) each such Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such shares of the Equity Stock so acquired as Shares-in-Trust pursuant to the provisions of subsection D.(3) of this Article IV. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this subsection E.(5), the Trustee of a Trust shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the permitted Transferee; (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock; and (iii) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making payment to the Prohibited Owner of the amount determined pursuant to subsection E.(6) of this Article IV.

(6)    Compensation to Record Holder of Shares of Equity Stock that Become Shares-In-Trust. Any Prohibited Owner shall be entitled (after giving written notice to the Corporation of the existence of Shares-in-Trust and following the designation of the Permitted Transferee in accordance with subsection D.(5) of this Article IV) to receive from the Trustee, in respect of such Shares-in-Trust, the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock and which Transfer resulted in the transfer of the shares to a Trust, the price per share, if any, such Prohibited Owner paid for the Equity Stock, or (b) a Non-Transfer Event or purported Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or purported Transfer or (ii) the price per share received by the Trustee of the Trust from the sale or other disposition of such Shares-in-Trust in accordance with subsection E.(5) of this Article IV. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid to the Prohibited Owner pursuant to this subsection E.(6) shall be distributed to the Beneficiary in accordance with the provisions of subsection E.(5) of this Article IV. Each Beneficiary and Prohibited Owner waive any and all claims that it may have against the Trustee and the Corporation arising out of the transfer of any Equity Stock to a Trust, the designation of any Equity Stock as Shares-in-Trust and the disposition of any Shares- in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with section E. of this Article IV by, such Trustee or the Corporation.

(7)    Purchase Right in Shares-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such shares being designated as Shares-in-Trust (or, in the case of devise, gift or Non- Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (A) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (B) the date the Corporation determines in good faith that a purported Transfer or Non-Transfer

Event resulting in the designation of any Equity Stock as Shares-in-Trust has occurred, if the Corporation does not receive a written notice of such purported Transfer or Non-Transfer Event pursuant to subsection D.(5) of this Article IV.

F.    Preemptive Rights. No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class or series of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes or series of stock or other securities at the time outstanding.

G.    Amendment of this Article. Notwithstanding any other provisions of this Charter or the Bylaws of the Corporation (and notwithstanding that some lesser percentage may be permitted by law, this Charter or the Bylaws of the Corporation), no provision of sections D., E. or G. of this Article IV shall be amended, altered, changed or repealed unless such amendment, alteration, change, or repeal shall have been advised and adopted by the affirmative vote of a majority of the members of the Board of Directors and adopted by the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of capital stock of the Corporation entitled to vote on such matter, voting together as a single class.

ARTICLE V.
DIRECTORS

A.    Number. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors consisting of not less than three (3) nor more than nine (9) directors, unless otherwise determined from time to time by resolution adopted by the affirmative vote of at least 80% of the members of the Board of Directors; provided, however, that in no event shall the number of directors be less than the minimum number required by the Maryland General Corporation Law and provided further that so long as the number of stockholders of the Corporation shall be less than three, the number of directors may be less than three but not less than the number of stockholders.

~~B.    Classification of Directors. At the first annual meeting of the stockholders of the Corporation, the directors of the Corporation shall be divided into three classes; Class I; Class II; and Class III; and the number of such directors in each class shall be as nearly equal as the number of such directors will permit. Each such director shall serve for a three-year term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, however, that each initial director elected to Class I at the first annual meeting of stockholders shall serve for a term ending on the date of the annual meeting of stockholders to be held in 1998, each initial director elected to Class II at the first annual meeting of stockholders shall serve for a term ending on the date of the annual of stockholders to be held in 1996, and each initial director elected to Class III at the first annual meeting of stockholders shall serve for a term ending on the date of the annual meeting of stockholders held in 1997.~~

B.    Removal. Any director or the entire Board of Directors may be removed by the holders of a majority of the shares entitled to vote at an election of directors; provided, however, any such removal shall be for cause; and provided, further, that if stockholders of any class of the capital stock of the Corporation are entitled separately to elect one or more directors, such directors may not be removed except by the affirmative vote of a majority of all of the shares of such class or series entitled to vote for such directors.

C.    Vacancies. Except with respect to any directors who have been or may be elected separately by the holders of Preferred Stock as provided for in the Charter or in any Articles Supplementary, should a vacancy in the Board of Directors occur or be created (whether as a result of the death, retirement, resignation or removal from office of one or more directors or an increase in the number of authorized directors), such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors. Any director so elected by the remaining directors to fill a vacancy may qualify as an Independent Director (as hereinafter defined) only if such director has received the affirmative vote of at least a majority of the remaining Independent Directors, if any.

D.    Independent Directors. Notwithstanding anything herein to the contrary, at all times (except during a period not to exceed sixty (60) days following the death, retirement, resignation or removal from office of a director prior to the expiration of the director’s term of office), a majority of the Board of Directors shall be comprised of “Independent Directors,” being persons who are not officers or employees of the Corporation or “Affiliates” of (1) any advisor to the Corporation under an advisory agreement, (2) any lessee or contract manager of any property of the Corporation, any subsidiary of the Corporation or any partnership which is an Affiliate of the Corporation.

For purposes of this subsection D., an “Affiliate” of a person shall mean (1) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (2) any other person that beneficially owns, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such person, or (3) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). For purposes of the definition of Affiliate herein, (a) the term “person” shall mean and include individuals, corporations, limited liability companies, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof and (b) the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

E.    Ballots not Required. Elections of directors need not be by ballot unless the Bylaws of the Corporation shall so provide.

F.    Amendment of this Article. Notwithstanding any other provisions of this Charter or the Bylaws of the Corporation (and notwithstanding that some lesser percentage may be permitted by law, this Charter or the Bylaws of the Corporation), the provisions of this Article V shall not be amended, altered, changed or repealed unless such amendment, alteration, change, or repeal shall have been advised and approved by the affirmative vote of at least 80% of the members of the Board of Directors and approved by the affirmative vote of the holders of not less than 75% of the outstanding shares of capital stock of the Corporation entitled to vote on such matter, voting together as a single class.

ARTICLE VI.
REIT STATUS

The Corporation shall seek to elect and maintain its status as a REIT under the Code. It shall be the duty of the Board of Directors to take such actions as are permitted by law and as it may deem necessary or advisable to cause the Corporation to satisfy the requirements for qualification as a REIT under the Code, including, but not limited to, the requirements relating to the ownership of its outstanding capital stock, the nature of its assets, the sources of its income, and the amount and timing of its distributions to its stockholders. The Board of Directors shall take no affirmative action to cause the Corporation not to qualify as a REIT or to otherwise revoke the Corporation’s election to be taxed as a REIT without the affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Corporation entitled to vote on such matter.

ARTICLE VII.
REGISTERED HOLDERS OF SHARES

Except as may be otherwise provided by applicable law, the Corporation shall be entitled to treat the registered holder of any shares of capital stock of the Corporation as the owner of such shares and of all rights derived from or relating to such shares for all purposes, and the Corporation shall not be obligated to recognize any equitable or other claim to or interest in such shares or rights on the part of any other person, including, but without limiting the generality of the term “person”, a purchaser, pledgee, assignee or transferee of such shares or rights, unless and until such person becomes the registered holder of such shares. The foregoing shall apply whether or not the Corporation shall have either actual or constructive notice of the interest of such person.

ARTICLE VIII.
POWERS OF DIRECTORS; BYLAWS

All of the powers of the Corporation, insofar as the same may be lawfully vested by this Charter in the Board of Directors, are hereby conferred upon the Board of Directors. In furtherance and not in limitation of that power, the Board of Directors shall, in addition to those powers specifically conferred upon the Board of Directors as set forth herein, possess the following powers:

(1)    The Board of Directors shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of Title 3 of the Corporations and Associations Article of the Annotated Code of Maryland) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including, but not limited to (A) the economic effect, both immediate and long-term, upon the Corporation’s stockholders, including stockholders, if any, who do not participate in the transaction; (B) the social and economic effect on the employees, customers of, and other dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (C) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (D) whether a more favorable price could be obtained for the Corporation’s stock or other securities in the future; (E) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (F) the future value of the stock or any other securities of the Corporation; (G) any antitrust or other legal and regulatory issues that are raised by the proposal; and (H) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board of Directors determines that any proposed Business Combination (as defined in Section 3-601 of Title 3 of the Corporations and Associations Article of the Annotated Code of Maryland) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

(2)    The Board of Directors shall have the sole and exclusive power and authority to make, alter or repeal the Bylaws of the Corporation.

The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited to, or restricted by reference to or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

ARTICLE IX.
INDEMNIFICATION; LIMITATION OF LIABILITY

A.    Power to Indemnify. The Corporation may agree to the terms and conditions upon which any director, officer, employee or agent accepts his office or position and in its Bylaws, by contract or in any other manner may agree to indemnify and protect any director, officer, employee or agent of the Corporation, or any person who serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted from time to time by the Maryland General Corporation Law, as the same exists or may be hereafter amended or reenacted.

B.    Obligation to Provide Indemnification. The Corporation, to the fullest extent permitted by the Maryland General Corporation Law as the same exists or may hereafter be amended or reenacted, shall indemnify, and advance expenses on behalf of, any and all persons who it shall have the power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law and, in addition thereto, shall indemnify, and advance expenses on behalf of, all such persons to the extent permitted under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action by any such person in his director or officer capacity and as to action in another capacity while holding any such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

C.    Limitation of Liability. To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

ARTICLE X.
BUSINESS COMBINATIONS

The provisions of Section 3-602 of Title 3 of the Corporations and Associations Article of the Annotated Code of the State of Maryland, as the same may be amended or reenacted, or any successor statute thereto, shall not apply to any Business Combination (as defined in Section 3-601 of Title 3 of the Corporations and Associations Article of the Annotated Code of the State of Maryland) involving the Corporation and Thomas J. Corcoran, Jr. (or any present or future affiliates or associates of Mr. Corcoran or other person acting in concert or as a group with him).

ARTICLE XI.
CONTROL SHARES

The provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law entitled “Voting Rights of Certain Control Shares,” as amended or reenacted from time to time, or any successor statute thereto, shall not apply to any existing or future type or class of the capital stock of the Corporation.

ARTICLE XII.
REDUCED PERCENTAGE OF VOTES REQUIRED TO
APPROVE CERTAIN CORPORATE ACTIONS

Except as may be otherwise provided in the Charter of the Corporation, notwithstanding any provision of law which may be applicable to the Corporation which purports to require for any purpose the affirmative vote of a greater proportion than a majority of all other votes entitled to be cast on a particular matter by the holders of capital stock of the Corporation, the affirmative vote of a majority of the votes entitled to be cast on any matter upon which the holders of shares of the capital stock of the Corporation shall be entitled to vote shall be, subject to the due authorization, approval or advice or the Board of Directors, valid, sufficient and effective to approve or authorize any such matter.

ARTICLE XIII.
AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Charter, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XIV.
BOARD RESOLUTION

Under the power set forth in Title 3, Subtitle 8 of the Maryland General Corporation Law (the “MGCL”), the Corporation, by resolution of the Board of Directors duly adopted on October 29, 2013, has elected to become subject to Section 3-804(c) of the MGCL, in order that, subject to any rights to elect one or more directors conferred or holders of a class or series of preferred stock, each vacancy on the board of directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The name and address of the Corporation’s current resident agent and the current address of the principal office of the Corporation are as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The current number of directors of the Corporation is ten (10), and the names of those currently in office are as follows:

Glenn A. Carlin
Thomas J. Corcoran, Jr.
Robert F. Cotter
Christopher J. Hartung
Thomas C. Hendrick
Charles A. Ledsinger, Jr.
Robert H. Lutz, Jr.
Robert A. Mathewson
Mark D. Rozells
Richard A. Smith

SIXTH: The total number of shares of stock that the Corporation had authority to issue immediately prior to the foregoing amendment and restatement, the number of shares of each class or series thereof, and the aggregate par value of all shares of stock of the Corporation having par value were not changed by the amendments set forth in the forgoing amendment and restatement of the charter of the Corporation.

SEVENTH: The undersigned Executive Vice President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Executive Vice President on _______ __, 2015.

ATTEST:                    FELCOR LODGING TRUST INCORPORATED

________________________________    By:___________________________________
Assistant Secretary                Executive Vice President

EXHIBIT A

$1.95 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

A description of the $1.95 Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set or changed by the Board of Directors of the Company is as follows:

Section 1.    Number of Shares and Designation. This series of preferred stock shall be designated as Series A Cumulative Convertible Preferred Stock, and 12,950,000 shall be the number of shares of preferred stock constituting of such series.

Section 2.     Definitions. For purposes of the Series A Preferred Stock, the following terms shall have the meanings indicated:

“Act” shall have the meaning set forth in paragraph (g) of Section 5 hereof.

“Board of Directors” shall mean the Board of Directors of the Company or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series A Preferred Stock.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in Texas or New York are not required to be open.

“Call Date” shall have the meaning set forth in paragraph (c) of Section 5 hereof.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

“Constituent Person” shall have the meaning set forth in paragraph (e) of Section 7 hereof.

“Conversion Price” shall mean the conversion price per share of Common Stock for which the Series A Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to Section 7. The initial conversion price shall be $32.25 (equivalent to a conversion rate of 0.7752 shares of Common Stock for each share of Series A Preferred Stock).

“Current Market Price” of publicly traded shares of Common Stock or any other class of capital stock or other security of the Company or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if not sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange (“NYSE”) or, if such security is not listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over the counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or the Board of Directors.

“Dividend Payment Date” shall mean the last calendar day of January, April, July and October in each year, commencing on July 31, 1996; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

EXHIBIT A-1

“Dividend Periods” shall mean quarterly dividend periods commencing January 1, March 1, June 1 and September 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period), which shall commence on May 6, 1996 and end on and include June 30, 1996.

“Fair Market Value” shall mean the average of the daily Current Market Prices of a share of Common Stock during the five (5) consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the “ex” date with respect to the issuance or distribution requiring such computation. The term “‘ex’ date,” when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day’s current Market Price.

“Issue Date” shall mean the date on which the Company first issues a share of Series A Preferred Stock.

“Junior Stock” shall mean the Common Stock and any other class or series of shares of the Company over which the Series A Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Company.

“Non-Electing Share” shall have the meaning set forth in paragraph (e) of Section 7 hereof.

“Parity Stock” shall have the meaning set forth in paragraph (b) of Section 8 hereof.

“Permitted Common Stock Cash Distributions” means cash dividends and distributions paid after December 31, 1995, not in excess of the Company’s cumulative undistributed net earnings at December 31, 1995, plus the cumulative amount of funds from operations, as determined by the Board of Directors on a basis consistent with the financial reporting practices of the Company, after December 31, 1995, minus the cumulative amount of dividends accrued or paid on the Series A Preferred Stock or any other class of Preferred Stock after January 1, 1996.

“Person” shall mean any individual, partnership, limited liability company, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Press Release” shall have the meaning set forth in paragraph (b) of Section 5 hereof.

“Securities” shall have the meaning set forth in paragraph (d) (iii) of Section 7 hereof.

“Series A Preferred Stock” shall have the meaning set forth in the Recitals hereof.

“set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Company in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Company; PROVIDED, HOWEVER, that if any funds for a class or series of Junior Stock or any class or series of stock ranking on a parity with the Series A Preferred Stock as to the payment of dividends are placed in a separate account of the Company or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series A Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

“Trading Day” shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading of any national securities exchange, on the

EXHIBIT A-2

National Market System of NASDAQ, or if such securities are not quoted on such National Market System, in the applicable securities market in which the securities are traded.

“Transaction” shall have the meaning set forth in paragraph (e) of Section 7 hereof.

“Transfer Agent” means SunTrust Bank, Atlanta, Georgia, or such other agent or agents of the Company as may be designated by the Board of Directors or their designee as the transfer agent for the Series A Preferred Stock.

“Voting Preferred Stock” shall have the meaning set forth in Section 9(a) hereof.

Section 3.    Dividends.

(a)The Holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, dividends payable in cash in an amount per share of Series A Preferred Stock equal to the greater of $1.95 per annum or the cash distributions declared or paid for the corresponding period (determined on each Dividend Payment Date) on the number of shares of Common Stock, or portion thereof, into which a share of Series A Preferred Stock is convertible (under Section 7 hereof). Such dividends shall be cumulative from May 6, 1996, whether or not in any Dividend Period or Periods there shall be funds of the Company legally available for the payment of such dividends, and shall be payable quarterly, when, as and if declared by the Board of Directors, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of shares of the Series A Preferred Stock, as they appear on the stock records of the Company at the close of business on such record dates, not more than 60 days preceding such Dividend Payment Dates thereof, as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

(b)The amount of dividends payable for each full Dividend Period for the Series A Preferred Stock shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for any period shorter or longer than a full Dividend Period, on the Series A Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of the Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series A Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.

(c)So long as any shares of the Series A Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all Dividend Periods terminating on or prior to the Dividend Payment Date on such class or series of Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series A Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock and accumulated and unpaid on such Parity Stock.

(d)So long as any shares of the Series A Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock), shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Stock, nor shall Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan of the Company or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares

EXHIBIT A-3

of any such stock) by the Company, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case (i) the full cumulative dividends on all outstanding shares of the Series A Preferred Stock and any other Parity Stock of the Company shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Preferred Stock and all past dividend periods with respect to such Parity Stock and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock and the current dividend period with respect to such Parity Stock. Notwithstanding the foregoing limitations, the Company may at any time acquire shares of its capital stock, without regard to rank, for the purpose of preserving its status as a REIT.

Section 4.    Liquidation Preference.

(a)    In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of the shares of Series A Preferred Stock shall be entitled to receive twenty-five dollars ($25.00) per share of Series A Preferred Stock plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders, but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series A Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Company with one or more corporations, (ii) a sale or transfer of all or substantially all of the Company’s assets, or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

(b)    Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series A Preferred Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

Section 5.    Redemption at the Option of the Company.

(a)The Series A Preferred Stock shall not be redeemable by the Company prior to April 30, 2001. On and after April 30, 2001, the Company, at its option, may redeem the shares of Series A Preferred Stock in whole or in part, as set forth herein, subject to the provisions described below.

(b)The Series A Preferred Stock may be redeemed, in whole or in part, at the option of the Company, at any time, only if for 20 Trading Days, within any period of 30 consecutive Trading Days, including the last Trading Day of such period, the Current Market Price of the Common Stock on each of such 20 Trading Days equals or exceeds the Conversion Price in effect on such Trading Day. In order to exercise its redemption option, the Company must issue a press release announcing the redemption (the “Press Release”) prior to the opening of business on the second Trading Day after the condition in the preceding sentence has, from time to time, been met. The Company may not issue a Press Release prior to April 30, 2001. The Press Release shall announce the redemption and set forth the number of shares of Series A Preferred Stock which the Company intends to redeem. The Call Date shall be selected by the Company, shall be specified in the notice of redemption and shall be not less than 30 days or more than 60 days after the date on which the Corporation issues the Press Release.

EXHIBIT A-4

(c)Upon redemption of Series A Preferred Stock by the Corporation on the date specified in the notice to holders required under subparagraph (e) of this Section 5 (the “Call Date”), each share of Series A Preferred Stock so redeemed shall, at the option of the Company (i) be converted into a number of shares of Common Stock equal to the liquidation preference (excluding any accrued and unpaid dividends) of the shares of Series A Preferred Stock being redeemed divided by the Conversion Price as of the opening of business on the Call Date or (ii) be redeemed in cash at a price per share equal the aggregate market value (determined as of the date of the notice of redemption) of the number of shares of Common Stock into which the Series A Preferred Stock is then convertible divided by the then current Conversion Price.

Upon any redemption of Series A Preferred Stock, the Company shall pay any accrued and unpaid dividends in arrears for any full Dividend Period ending on or prior to the Call Date. If the Call Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then each holder of Series A Preferred Stock at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date. Except as provided above, the Company shall make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of Series A Preferred Stock called for redemption or on the shares of Common Stock issued upon such redemption.

(d)If full cumulative dividends on the Series A Preferred Stock and any other class or series of Parity Stock of the Company have not been paid or declared and set apart for payment, the Series A Preferred Stock may not be redeemed in part and the Company may not purchase or acquire shares of Series A Preferred Stock, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series A Preferred Stock.

(e)If the Company shall redeem shares of Series A Preferred Stock pursuant to paragraph (a) of this Section 5, notice of such redemption shall be given not more than four Business Days after the date on which the Corporation issues the Press Release to each holder of record of the shares to be redeemed. Such notice shall be provided by first class mail, postage prepaid, at such holder’s address as the same appears on the stock records of the Company, or by publication in The Wall Street Journal or The New York Times, or if neither such newspaper is then being published, any other daily newspaper of national circulation. If the Company elects to provide such notice of publication, it shall also promptly mail notice of such redemption to the holders of the Series A Preferred Stock to be redeemed. Neither the failure to mail any notice required by this paragraph (e), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed or published notice shall state, as appropriate: (1) the Call Date: (2) the number of shares of Series A Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the number of shares of Common Stock to be issued, or the cash redemption price, as the case may be, with respect to each share of Series A Preferred Stock; (4) the place or places at which certificates for such shares are to be surrendered for certificates representing shares of Common Stock; (5) the then-current Conversion Price; and (6) that dividends on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been published or mailed as aforesaid, from and after the Call Date (unless the Company shall fail to make available a number of shares of Common Stock or amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Stock of the Company shall cease (except the rights to receive the shares of Common Stock and cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required to receive any dividends payable thereon). The Company’s obligation to provide shares of Common Stock and cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Company) that has an office in the Borough of Manhattan, City of New York and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, shares of Common Stock and/or any cash necessary

EXHIBIT A-5

for such redemption, in trust, with irrevocable instructions that such shares of Common Stock and/or cash be applied to the redemption of the shares of Series A Preferred Stock so called for redemption. At the close of business on the Call Date, each holder of Series A Preferred Stock to be redeemed pursuant to Section 5(c)(i) (unless the Company defaults in the delivery of the shares of Common Stock or cash payable on such Call Date) shall be deemed to be the record holder of the number of shares of Common Stock into which such Series A Preferred Stock is to be redeemed, regardless of whether such holder has surrendered the certificates representing the Series A Preferred Stock. No interest shall accrue for the benefit of the holders of Series A Preferred Stock to be redeemed on any cash so set aside by the Company. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Company, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Company for the payment of such cash.

As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and if the notice shall so state), such shares shall be exchanged for certificates of shares of Common Stock and any cash (without interest thereon) for which such shares have been redeemed. If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determine by the Company in its sole discretion to be equitable. If fewer than all the shares of Series A Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

(f)No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon redemption of the Series A Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the redemption of a share of Series A Preferred Stock, the Company shall pay to the holder of such share an amount in cash (computed to the nearest cent) based upon the Current Market Price of Common Stock on the Trading Day immediately preceding the Call Date. If more than one share shall be surrendered for redemption at one time by the same holder, the number of full shares of Common Stock issuable, or cash paid, upon redemption thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

(g)The Company covenants that any shares of Common Stock issued upon redemption of the Series A Preferred Stock shall be validly issued, fully paid and non-assessable. The Company shall endeavor to list the shares of Common Stock required to be delivered upon redemption to the Series A Preferred Stock, prior to such redemption, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

The Company shall endeavor to take any action necessary to ensure that any shares of Common Stock issued upon the redemption of Series A Preferred Stock are freely transferable and not subject to any resale restrictions under the Securities Act of 1933, as amended (the “Act”), of any applicable state securities or blue sky laws (other than any shares of Common Stock issued upon redemption of any Series A Preferred Stock which are held by an “affiliate” (as defined in Rule 144 under the Act) of the Company). Notwithstanding the foregoing limitations, the Company may at any time acquire shares of its capital stock, without regard to rank, for the purpose of preserving its status as a REIT.

Section 6.    Shares to Be Retired.

All shares of Series A Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series. The Company may also retire any unissued shares of Series A Preferred Stock, and such shares shall then be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

EXHIBIT A-6

Section 7.    Conversion.

Holders of shares of Series A Preferred Stock shall have the right to convert all or a portion of such shares in to shares of Common Stock, as follows:

(a)Subject to and upon compliance with the provisions of this Section 7, a holder of shares of Series A Preferred Stock shall have the right, at his or her option, at any time to convert such shares into the number of fully paid and non-assessable shares of Common Stock obtained by dividing the aggregate liquidation preference (excluding any accrued and unpaid dividends) of such shares by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph or paragraph (b) of this Section 7) by surrendering such shares to be converted, such surrender to be made in the manner provided in Section 7, paragraph (b); PROVIDED, HOWEVER, that the right to convert shares called for redemption pursuant to Section 5 shall terminate at the close of business on the Call Date fixed for such redemption, unless the Company shall default in making payment of the shares of Common Stock and any cash payable upon such redemption under Section 5 hereof.

(b)In order to exercise the conversion right, the holder of each share of Series A Preferred Stock to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Company or in blank, at the office of the Transfer Agent; accompanied by written notice to the Company that the holder thereof elects to convert such Series A Preferred Stock. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series A Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Company demonstrating that such taxes have been paid).

Holders of shares of Series A Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment date. However, shares of Series A Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of notice of redemption with respect to a Call Date during such period, such shares of Series A Preferred Stock being entitled to such dividend on the Dividend Payment Date) must be accompanied by a payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of Series A Preferred Stock on a dividend payment record date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on such Dividend Payment Date will receive the dividend payable by the Company on such shares of Series A Preferred Stock on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series A Preferred Stock for conversion. Except as provided above, the Company shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

As promptly as practicable after the surrender of certificates for shares of Series A Preferred Stock as aforesaid, the Company shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with provisions of this Section 7, and any factional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this Section 7.

Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which certificates for shares of Series A Preferred Stock shall have been surrendered and such notice (and if applicable, payment of an amount equal to the dividend payable on such shares) received by the Company as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date

EXHIBIT A-7

unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such shares shall have been surrendered and such notice received by the Company.

(c)No fractional shares of scrip representing of shares of Common Stock shall be issued upon conversion of the Shares A Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of a share of Series A Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon the Current Market Price of Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

(d)The Conversion Price shall be adjusted from time to time as follows:

(i)    If the Company shall after the Issue Date (A) pay a dividend or make a distribution of its capital stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect at the opening of business on the following day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series A Preferred Stock been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the day next following the record date (except as provided in paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

(ii)    If the Company shall, after the Issue Date, issue rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day following the date fixed for such determination by (II) a fraction, the numerator of which shall be the sums of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of shares that the aggregate proceeds to the Company from the exercise of such rights or warrants for Common Stock would purchase at such Fair Market Value, and the denominator of which shall be the sums of (A) the number of Shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) on the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (h) below). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than such Fair Market Value, there shall be taken into account any consideration received by the Company upon issuance and upon exercise of such rights warrants, the value of such consideration, if other than cash, to be determined by the Chief Executive Officer or the Board of Directors.

EXHIBIT A-8

(iii)    If the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidence of its indebtedness or assets (excluding Permitted Common Stock Cash Distributions) or rights warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Stock entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Stock, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the “Securities”), then in each such case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Chief Executive Officer or the Board of Directors, whose determination shall be conclusive), of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in paragraph (h) below) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this clause (iii), the distribution of a Security, which is distributed not only to the holders of the Common Stock on the date fixed for the determination of stockholders entitled to such distribution of such Security, but also is distributed with each share of Common Stock delivered to a Person converting a share of Series A Preferred Stock after such determination date, shall not require an adjustment of the Conversion Price pursuant to this clause (iii); provided that on the date, if any, on which a person converting a share of Series A Preferred Stock would no longer be entitled to receive such Security with a share of Common Stock (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted ass provided in this clause (iii) and such day shall be deemed to be “the date fixed for the determination of the stockholders entitled to receive such distribution” and “the record date” within the meaning of the two preceding sentences.

(iv)    No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such; provided, however, that any adjustments that by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 7 (other than this subparagraph (iv) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. Notwithstanding any other provisions of this Section 7, the Company shall not be required to make any adjustment of the Conversion Price for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Company shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase stock or securities, or a distribution or other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable, or if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

(e)If the Company shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all shares of Common Stock, sale of all or substantially all of the Company’s assets or recapitalization of the Common Stock and excluding any transaction as to which subparagraph (d)(i) of this Section 7 applies) (each of the foregoing being referred to herein as a “Transaction”), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each share of Series A Preferred Stock which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be

EXHIBIT A-9

convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivables upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (“Constituent Person”), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind of amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock of the Company held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then for the purpose of this paragraph (e) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-election shares). The Company shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Stock that will contain provisions enabling the holders of the Series A Preferred Stock that remains outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price in effect immediately prior to such Transaction. The provisions of the paragraph (e) shall similarly apply to successive Transactions.

(f)If:

(i)    the Company shall declare a dividend (or any other distribution) on the Common Stock (other than Permitted Common Stock Cash Distributions); or

(ii)    the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

(iii)    there shall be any reclassification of the Common Stock (other than any event to which subparagraph (d)(i) of this Section 7 applies) or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or a statutory share exchange, or self tender offer by the Company for all or substantially all of its outstanding shares of Common Stock or the sale or transfer of all substantially all of the assets of the Company as an entity; or

(iv)    there shall occur the involuntary liquidation, dissolution or winding up of the Company, then the Company shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of shares of the Service A Preferred Stock at their addresses as shown on the stock records of the Company, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice of any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

(g)Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Transfer Agent an officer’s certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Company shall prepare a notice

EXHIBIT A-10

of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each share of Series A Preferred Stock at such holder’s last address as shown on the stock records of the Company.

(h)In any case in which paragraph (d) of this Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of any share of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 7.

(i)There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Company in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

(j)If the Company shall take any action affecting the Common Stock, other than action described in this Section 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Series A Preferred Stock, the Conversion Price for the Series A Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.

(k)The Company covenants that it will at all times reserve and keep available, free form preemptive rights, out the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series A Preferred Stock not theretofore converted. For purposes of this paragraph (k), the number of shares of Common Stock shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

The Company covenants that any shares of Common Stock issued upon the conversion of the Series A Preferred Stock shall be validly issued, fully paid and non-assessable.

The Company shall endeavor to list the shares of Common Stock required to be delivered upon conversion of the Series A Preferred Stock, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Series A Preferred Stock, the Company shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof, by any governmental authority.

(l)    The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of the Series A Preferred Stock pursuant hereto; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of the Series A Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or established, to the reasonable satisfaction of the Company, that such tax has been paid.

EXHIBIT A-11

Section 8.    Ranking. Any class or series of stock of the Company shall be deemed to rank:

(a)prior to the Series A Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Stock;

(b)on a parity with the Series A Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Stock, if the holders of such class of stock or series and the Series A Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Stock”); the Series A Preferred Stock and the Series B Preferred Stock shall be Parity Stock with respect to the Series A Preferred Stock; and

(c)junior to the Series A Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Stock or if the holders of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock or series.

Section 9.    Voting.

(a)If and whenever six quarterly dividends (whether or not consecutive) payable on the Series A Preferred Stock or any series or class of Parity Stock shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by reason of a similar arrearage with respect to any Parity Stock) and the holders of shares of Series A Preferred Stock, together with the holders of shares of every other series of Parity Stock (any such other series, the “Voting Preferred Stock”), voting as a single class regardless of series, shall be entitled to elect the two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A Preferred Stock and the Voting Preferred Stock called as hereinafter provided. Whenever all arrears in dividends on the Series A Preferred Stock and the Voting Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Stock and the Voting Preferred Stock to elect such additional two directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the terms of office of all persons elected as directors by the holders of the Series A Preferred Stock and the Voting Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series A Preferred Stock and the Voting Preferred Stock, the secretary of the Company may, and upon the written request of any holder of Series A Preferred Stock (addressed to the secretary at the principal office of the corporation) shall, call a special meeting of the holders of the Series A Preferred Stock and of the Voting Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Company for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of shares of Series A Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Company. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series A Preferred Stock and the Voting Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then- remaining director elected by the holders of the

EXHIBIT A-12

Series A Preferred Stock and the Voting Preferred Stock or the successor of such remaining director, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

(b)So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, as amended, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the shares of Series A Preferred Stock and the Voting Preferred Stock, at the time outstanding, acting as a single class regardless of series, at any meeting called for the purpose, shall be necessary for effecting or validation:

(i)    Any amendment, alteration or repeal of any of the provisions of this Exhibit A to the Charter that materially adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Stock or the Voting Preferred Stock; provided, however, that the amendment of the provisions of the Charter so as to authorize or create, or to increase the authorized amount, of any Junior Stock or any shares of any class ranking on a parity with the Series A Preferred Stock or the Voting Preferred Stock shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Stock, and provided, further, that if any such amendment, alteration or repeal would materially adversely affect any voting powers, rights of preferences of the Series A Preferred Stock or another series of Voting Preferred Stock that are not enjoyed by some or all of the other series which otherwise would be entitled to vote in accordance herewith, the affirmative vote of least 66 2/3% of the votes entitled to be cast by holders of all series similarly affected, similarly given, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the shares of Series A Preferred Stock and the Voting Preferred Stock which otherwise would be entitled to vote in accordance herewith; or

(ii)    The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior to the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends; provided, however, that no such vote of the holders of Series A Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares of convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series A Preferred Stock at the time outstanding.

For purposes of the foregoing provisions of this Section 9, each share of Series A Preferred Stock shall have one (1) vote per share, except that when any other series of preferred stock shall have the right to vote with the Series A Preferred Stock as a single class on any matter, then the Series A Preferred Stock and such other series shall have with respect to such matters one (1) vote per $25.00 of stated liquidation preference. Except as otherwise required by applicable law or as set forth herein, the shares of Series A Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any corporate action.

Section 10.    Record Holders. The Company and the Transfer Agent may deem and treat the record holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary.

EXHIBIT A-13

EXHIBIT B

8% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK

A description of the 8% Series C Cumulative Redeemable Preferred Stock, including the preferences and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set or changed by the Board of Directors of the Company, or the Pricing Committee thereof, is as follows:

Section 1.    Number of Shares and Designation. This series of Preferred Stock shall be designated as 8% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”), and 67,980 shall be the number of shares of Preferred Stock constituting such series.

Section 2.    Definitions. For purposes of the Series C Preferred Stock, the following terms shall have the meanings indicated:

(a)“Board of Directors” shall mean the Board of Directors of the Company or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series C Preferred Stock.

(b)“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in Texas or New York are not required to be open.

(c)“Call Date” shall have the meaning set forth in paragraph (c) of Section 5 hereof.

(d)“Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

(e)“Dividend Payment Date” shall mean the last calendar day of January, April, July and October, in each year, commencing on July 31, 2005; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

(f)“Dividend Periods” shall mean quarterly dividend periods commencing February 1, May 1, August 1, and November 1, of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period), which shall commence on April 7, 2005 and end on and include July 31, 2005).

(g)“Issue Date” shall mean the date, from time to time, on which the Company issues a share of Series C Preferred Stock.

(h)“Junior Stock” shall mean the Common Stock and any other class or series of shares of the Company capital stock now or hereafter issued and outstanding that rank junior to the Series C Preferred Stock as to payment of dividends or amount upon any liquidation, dissolution or winding up of the Company.

(i)“Parity Stock” shall have the meaning set forth in paragraph (b) of Section 8 hereof.

(j)“Series A Preferred Stock” shall mean the Company’s $1.95 Series A Cumulative Convertible Preferred Stock.

(k)    “Series C Preferred Stock” shall have the meaning set forth in Section 1 hereof

(l)    “set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Company in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Company; provided, however, that if any funds for a class or series of Junior Stock or any class or series of stock ranking on a parity with the Series C Preferred Stock as to the payment of dividends are placed in a separate account

EXHIBIT B-1

of the Company or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series C Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

(m)    “Transfer Agent” means SunTrust Bank, or such other agent or agents of the Company as may be designated by the Board of Directors or their designee as the transfer agent for the Series C Preferred Stock.

(n)    “Voting Preferred Stock” shall have the meaning set forth in Section 9(a) hereof.

Section 3.    Dividends.

(a)The Holders of shares of the Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, dividends payable in cash in an amount per share of Series C Preferred Stock equal to 8% of the liquidation preference per year. Such dividends shall be cumulative from the Issue Date of such shares, whether or not in any Dividend Period or Periods there shall be funds of the Company legally available for the payment of such dividends and whether or not such dividends are authorized, and shall be payable quarterly, when, as and if declared by the Board of Directors, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of shares of the Series C Preferred Stock, as they appear on the stock records of the Company at the close of business on such record dates, not more than 60 days preceding such Dividend Payment Dates thereof, as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

(b)The amount of dividends payable for each full Dividend Period for the Series C Preferred Stock shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for any period shorter or longer than a full Dividend Period, on the Series C Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of the Series C Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series C Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock that may be in arrears.

(c)So long as any shares of the Series C Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid, or declared and a sum sufficient for the payment thereof set apart for such payment on the Series C Preferred Stock for all Dividend Periods terminating on or prior to the Dividend Payment Date on such class or series of Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series C Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accrued and unpaid on the Series C Preferred Stock and accrued and unpaid on such Parity Stock.

(d)So long as any shares of the Series C Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock), shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Stock, nor shall Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan of the Company or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Company, directly or indirectly, unless in each case (i) the full cumulative dividends on all outstanding shares of the Series C Preferred Stock and any other Parity Stock of the Company shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series C Preferred Stock and all past dividend periods with respect to such Parity Stock and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series C Preferred Stock and the current dividend period with respect to such Parity Stock. Notwithstanding the foregoing

EXHIBIT B-2

limitations, the Company may at any time acquire shares of its capital stock, without regard to rank, for the purpose of preserving its status as a real estate investment trust (“REIT”).

Section 4.    Liquidation Preference.

(a)In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of the shares of Series C Preferred Stock shall be entitled to receive two thousand five hundred dollars ($2,500.00) per share of Series C Preferred Stock plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders, but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the shares of Series C Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series C Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such shares of Series C Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Company with one or more corporations, (ii) a sale or transfer of all or substantially all of the Company’s assets, or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.

(b)Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Series C Preferred Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series C Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Preferred Stock shall not be entitled to share therein.

Section 5.    Redemption at the Option of the Company.

(a)The Series C Preferred Stock shall not be redeemable by the Company prior to April 7, 2010. On and after April 7, 2010, the Company, at its option, may redeem the shares of Series C Preferred Stock in whole or in part, as set forth herein, subject to the provisions described below.

(b)The Series C Preferred Stock may be redeemed, in whole or in part, at the option of the Company, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior written notice. In order to exercise its redemption option, the Company must issue a press release announcing the redemption (the “Press Release”). The Company may not issue a Press Release prior to April 7, 2010. The Press Release shall announce the redemption and set forth the number of shares of Series C Preferred Stock which the Company intends to redeem. The Call Date shall be selected by the Company, shall be specified in the notice of redemption and, subject to the provisions of Section 5(e) below, shall be not less than 30 days or more than 60 days after the date on which the Company issues the Press Release.

(c)Upon redemption of Series C Preferred Stock by the Company on the date specified in the notice to holders required under subparagraph (e) of this Section 5 (the “Call Date”), each share of Series C Preferred Stock to be redeemed shall be redeemed in cash at a price per share equal to $2,500.00 per share, plus all accrued and unpaid distributions thereon to the Call Date, without interest, to the extent that the Company has funds legally available therefor. The redemption price of the Series C Preferred Stock may be paid from any source. Dividends payable on the shares of Series C Preferred Stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(d)If full cumulative dividends on the Series C Preferred Stock and any other class or series of Parity Stock of the Company have not been paid or declared and set apart for payment, the Series C Preferred Stock may not be redeemed in part and the Company may not purchase or acquire shares of Series C Preferred Stock, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series C Preferred Stock.

EXHIBIT B-3

(e)If the Company shall redeem shares of Series C Preferred Stock pursuant to paragraph (a) of this Section 5, notice of such redemption shall be given to the record holders of the Series C Preferred Stock by the Company not less than 30 days nor more than 60 days before the Call Date. Such notice shall be provided by first class mail, postage prepaid, at such holder’s address as the same appears on the stock records of the Company, or by publication in The Wall Street Journal or The New York Times, or if neither such newspaper is then being published, any other daily newspaper of national circulation. If the Company elects to provide such notice by publication, it shall also promptly mail notice of such redemption to the holders of the Series C Preferred Stock to be redeemed. Neither the failure to mail any notice required by this paragraph (e), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed or published notice shall state, as appropriate: (1) the Call Date: (2) the number of shares of Series C Preferred Stock to be redeemed from such holder; (3) the redemption price; (4) the place or places where the Series C Preferred Stock is to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been published or mailed as aforesaid, from and after the Call Date (unless the Company shall fail to make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, dividends on the shares of the Series C Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series C Preferred Stock of the Company shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates). The Company’s obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Company shall deposit with a bank or trust company (which may be an affiliate of the Company) that has an office in the Borough of Manhattan, The City of New York and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, any cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the shares of Series C Preferred Stock so called for redemption. At the close of business on the Call Date, each share Series C Preferred Stock to be redeemed pursuant to Section 5(a) (unless the Company defaults in the delivery of the cash payable on such Call Date) shall be deemed to be no longer outstanding regardless of whether such holder has surrendered the certificates representing the Series C Preferred Stock. No interest shall accrue for the benefit of the holders of Series C Preferred Stock to be redeemed on any cash so set aside by the Company. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date (together with any interest or other earnings accrued thereon) shall revert to the general funds of the Company, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Company for the payment of such cash, and shall have no right to interest from and after the Call Date.

As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and if the notice shall so state), such shares shall be exchanged for cash (without interest thereon) for which such shares have been redeemed. If fewer than all the outstanding shares of Series C Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company from outstanding shares of Series C Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Company in its sole discretion to be equitable. If fewer than all the shares of Series C Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

(f)Notwithstanding the foregoing, the Company may at any time acquire shares of its capital stock, without regard to rank, for the purpose of preserving its status as a REIT, for purposes of an employee benefit plan of the Company, or in accordance with the conversion or redemption provisions of any class of Preferred Stock ranking on parity with or senior to the Series C Preferred Stock.

(g)The procedures for redeeming any depositary receipts evidencing fractional interests in the Series C Preferred Stock shall be substantially the same as the procedures for redeeming the Series C Preferred Stock contained in this Section 5 except that the depositary agent that issued the depositary receipts being redeemed may act on behalf of the Company.

EXHIBIT B-4

Section 6.    Shares to Be Retired.

All shares of Series C Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series. The Company may also retire any unissued shares of Series C Preferred Stock, and such shares shall then be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

Section 7.    Conversion.

Holders of shares of Series C Preferred Stock shall have no conversion rights.

Section 8.    Ranking.

Any class or series of stock of the Company shall be deemed to rank:

(a)prior to the Series C Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C Preferred Stock;

(b)on a parity with the Series C Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series C Preferred Stock, if the holders of such class or series of stock and the Series C Preferred Stock shall be entitled to the receipt of dividends and amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other (“Parity Stock”); the Series A Preferred Stock shall be Parity Stock with respect to the Series C Preferred Stock; and

(c)junior to the Series C Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series of stock shall be Common Stock or if the holders of Series C Preferred Stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series of stock.

Section 9.    Voting.

(a)    If and whenever six quarterly dividends (whether or not consecutive) payable on the Series C Preferred Stock or any series or class of Parity Stock shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of directors then constituting the Board of Directors shall be increased by two (if not already increased by reason of a similar arrearage with respect to any Parity Stock) and the holders of shares of Series C Preferred Stock, together with the holders of shares of every other series of Parity Stock similarly entitled to vote (any such other series, the “Voting Preferred Stock”), voting as a single class regardless of series, shall be entitled to elect the two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series C Preferred Stock and the Voting Preferred Stock called as hereinafter provided. Whenever all arrearage dividends on the Series C Preferred Stock and the Voting Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series C Preferred Stock and the Voting Preferred Stock to elect such additional two directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearage in six quarterly dividends), and the terms of office of all persons elected as directors by the holders of the Series C Preferred Stock and the Voting Preferred Stock shall forthwith terminate and the number of members of the Board of Directors shall be automatically reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series C Preferred Stock and the Voting Preferred Stock, the secretary of the Company may, and upon the written request of any holder of Series C Preferred Stock or any holder of depositary receipts evidencing a fractional interest in the Series C Preferred Stock (addressed to the

EXHIBIT B-5

secretary at the principal office of the Company) shall, call a special meeting of the holders of the Series C Preferred Stock and the Voting Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Company for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of shares of Series C Preferred Stock (or depositary receipts representing a fractional interest in the Series C Preferred Stock) may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Company. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series C Preferred Stock and the Voting Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining director elected by the holders of the Series C Preferred Stock and the Voting Preferred Stock or the successor of such remaining director, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

(b)    So long as any shares of Series C Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, as amended, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the shares of Series C Preferred Stock and the Voting Preferred Stock, at the time outstanding, acting as a single class regardless of series, at any meeting called for the purpose, shall be necessary for effecting or validating the following:

(i)Any amendment, alteration or repeal of any of the provisions of this Exhibit B to the Charter, whether by way of merger, consolidation or otherwise, that materially adversely affects the voting powers, rights or preferences of the holders of the Series C Preferred Stock or the Voting Preferred Stock; provided, however, that the amendment of the provisions of the Charter so as to authorize or create, or to increase the authorized amount, of any Junior Stock or any shares of any class ranking on a parity with the Series C Preferred Stock or the Voting Preferred Stock shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series C Preferred Stock, and provided, further, that if any such amendment, alteration or repeal would materially adversely affect any voting powers, rights or preferences of the Series C Preferred Stock or another series of Voting Preferred Stock that are not enjoyed by some or all of the other series which otherwise would be entitled to vote in accordance herewith, the affirmative vote of least 66 2/3% of the votes entitled to be cast by holders of all series similarly affected, similarly given, shall be required in lieu of the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the shares of Series C Preferred Stock and the Voting Preferred Stock which otherwise would be entitled to vote in accordance herewith;

(ii)Enter into a share exchange that affects the Series C Preferred Stock, consolidate with or merge into another entity, or permit another entity to consolidate with or merge into the Company, unless in each such case, each share of Series C Preferred Stock remains outstanding without a material and adverse change to its terms and rights or is converted into or exchanged for a share of preferred stock of the surviving entity having preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption identical to those of a share of Series C Preferred Stock (except for changes that do not materially and adversely affect the holders of the Series C Preferred Stock); or

(iii)The authorization, reclassification, or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior to the Series C Preferred Stock in the distribution of assets upon any liquidation, dissolution or winding up of the Company or in the payment of dividends.

For purposes of the foregoing provisions of this Section 9, each share of Series C Preferred Stock shall have one hundred (100) votes per share, each of which may be directed separately by the holder thereof (or by any proxy or proxies of such holder). With respect to each share of the Series C Preferred Stock, the holder thereof may designate up to 100 proxies, with each proxy having the right to vote a whole number of votes (totaling 100 votes per share of Series C Preferred Stock). Except as otherwise required by applicable law or as set forth herein, the shares of Series C Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any corporate action.

EXHIBIT B-6

Section 10.    Record Holders. The Company and the Transfer Agent may deem and treat the record holder of any shares of Series C Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary.

EXHIBIT B-7

[This page intentionally left blank]

FelCor Lodging Trust Incorporated
545 E. John Carpenter Freeway, Suite 1300
Irving, Texas 75062-3933

Annual Stockholders' Meeting of FelCor Lodging Trust Incorporated

Date: May 19, 2015
Time: 10:00 a.m. CT
Place: 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas

See Voting Instructions on Reverse Side.
Please make your marks like this: [X] **Use pen only.**

The Board of Directors of the Company recommends a vote FOR all nominees for director and FOR proposals 2, 3 and 4.

PROPOSAL	Board of Directors Recommends	YOUR VOTE FOR	AGAINST	ABSTAIN
1. Election of Class I Directors:				
01 Glenn A. Carlin	FOR	☐	☐	☐
02 Robert A. Mathewson	FOR	☐	☐	☐
03 Richard A. Smith	FOR	☐	☐	☐
2. Amend and restate our corporate charter to eliminate a provision that classifies our directors (which will permit annual election of all directors).	FOR	☐	☐	☐
3. Advisory vote on the approval of the 2014 executive compensation paid to our named executive officers.	FOR	☐	☐	☐
4. Ratification of the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2015.	FOR	☐	☐	☐

Note: In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon any other matter that is properly brought before the meeting.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign here ______________________ Please Date Above ______________

Please sign here ______________________ Please Date Above ______________

.

↑ Please separate carefully at the perforation and return just this portion in the envelope provided. ↑

Annual Meeting of Stockholders of FelCor Lodging Trust Incorporated to be held May 19, 2015 (for holders as of March 27, 2015)

INTERNET **Go To:** www.proxypush.com/fch

1. Go to the URL shown above..
2. Have your Voting Instruction Form ready and follow the instructions posted on the website.

TELEPHONE **Call 1-390-6298**

1. Use any touch-tone telephone.
2. Have your Voting Instruction Form ready and follow the simple recorded instructions.

MAIL

1. Mark, sign and date your Voting Instruction Form.
2. Detach and return your Voting Instruction Form in the postage-paid envelope provided.

CONTROL NUMBER

Scan code for mobile voting

PROXY TABULATOR FOR
FELCOR LODGING TRUST INCORPORATED
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright ' 2015 Mediant Communications LLC. All Rights Reserved

FELCOR LODGING TRUST INCORPORATED
This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoint(s) Richard A. Smith and Jonathan H. Yellen or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all common stock of the undersigned in FelCor Lodging Trust Incorporated at the Annual Meeting of Stockholders to be held at the offices of the corporation, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas, at 10:00 a.m., Central Time, on May 19, 2015 and any adjournment or postponement(s) thereof, as specified on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **If no direction is made, this Proxy will be voted in accordance with the recommendations made by our Board of Directors as indicated in our proxy statement.**

PROXY TABULATOR FOR
FELCOR LODGING TRUST INCORPORATED
P.O. BOX 8016
CARY, NC 27512-9903